UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number:    811-22621

Cohen & Steers Real Assets Fund, Inc.

(Exact name of registrant as specified in charter)

280 Park Avenue, New York, NY 10017

(Address of principal executive offices) (Zip code)

Dana A. DeVivo

Cohen & Steers Capital Management, Inc.

280 Park Avenue

New York, New York 10017

(Name and address of agent for service)

Registrant’s telephone number, including area code:    (212) 832-3232

Date of fiscal year end:    December 31

Date of reporting period:    December 31, 2020

Item 1. Reports to Stockholders.

COHEN & STEERS REAL ASSETS FUND, INC.

To Our Shareholders:

We would like to share with you our report for the year ended December 31, 2020. The total returns for Cohen & Steers Real Assets Fund, Inc. (the Fund) and its comparative benchmarks were:

	Six Months Ended December 31, 2020	Year Ended December 31, 2020
Cohen & Steers Real Assets Fund:
Class A	15.40%	–1.22%
Class C	15.02%	–1.80%
Class I	15.59%	–0.85%
Class R	15.32%	–1.32%
Class Z	15.63%	–0.85%
Blended Benchmark[a]	14.86%	–2.10%
Consumer Price Index +4%[a]	3.77%	5.29%
MSCI World Index—net[a]	23.00%	15.90%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and the principal value of an investment will fluctuate and shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Current total returns of the Fund can be obtained by visiting our website at cohenandsteers.com. All share class returns assume the reinvestment of all dividends and distributions at net asset value (NAV). Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower. Performance quoted does not reflect the deduction of the maximum 4.50% initial sales charge on Class A shares or the 1.00% maximum contingent deferred sales charge on Class C shares. The 1.00% maximum contingent deferred sales charge on Class C shares applies if redemption occurs on or before the one year anniversary date of their purchase. If such charges were included, returns would have been lower. Index performance does not reflect the deduction of any fees, taxes or expenses. An investor cannot invest directly in an index. Performance figures for periods shorter than one year are not annualized.

Please note that distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund’s investment company taxable income and net realized gains. Distributions in excess of the Fund’s investment company taxable income and net realized gains are a return of capital distributed from the Fund’s assets.

[a]	For benchmark descriptions, see page 7.

COHEN & STEERS REAL ASSETS FUND, INC.

Market Review

Real assets classes had negative returns for the 12-month period ended December 31, 2020. Markets began the period on a positive note, but early 2020 saw the emergence of a global health catastrophe and an economic shutdown that brought about one of the fastest downturns in modern history.

The pandemic-driven recession that took effect in the first quarter led to sharp declines for nearly all asset classes, including real assets. As the coronavirus began to spread globally, equity and credit markets reacted powerfully to stay-at-home orders that forced many businesses to close. Mass layoffs led to unemployment levels not seen since the Great Depression nearly a century ago.

Governments and central banks around the world responded with unprecedented relief efforts to support affected businesses and households, with the U.S. providing paycheck protection and increased unemployment benefits, and injecting liquidity into financial markets to keep credit flowing and avoid large-scale bankruptcies. Anticipating that these measures would prevent a worst-case outcome, major stock and bond indexes rebounded sharply starting in mid-March. While the broad stock market more than recovered earlier losses by period end, the rally was dominated by technology and other growth-oriented companies. For the value-type stocks that comprise much of real assets, the rebound was relatively mild and these groups ended with declines for the 12 months.

Fund Performance

The Fund had a negative total return in the period, although it outperformed its blended benchmark.

The period saw all our targeted asset classes retreat except for short duration fixed income and gold. Global real estate stocks underperformed broad equities in the downturn—despite the relative stability of lease-based cash flows—because the shutdown directly impacted certain types of real estate, including hotels, retail and offices. This more than countered gains in sectors that were more resilient amid the pandemic, including data center and industrial companies, which were aided by a significant increase in demand for e-commerce-related services amid a surge in working and purchasing from home.

Overall stock selection in real estate was relatively favorable, led by stock selection in the U.S. Positioning in U.S. senior housing REIT Ventas added meaningfully to relative performance, as we added the stock after its steep selloff early in the year and it rallied to post a large gain by year end. Stock selection in Australia and the Netherlands also aided performance.

Infrastructure began a sharp descent along with broader equities markets in late February and into March as the pandemic intensified. Although most infrastructure sectors, including utilities and cell towers, have relatively little direct exposure to the economic effects of the virus, roughly one-third of the infrastructure space consists of transportation-related subsectors and midstream energy, which were especially vulnerable to heavy travel restrictions and reduced economic transportation activity. Cell towers significantly outperformed, benefiting from secular demand growth and a shift to working from home by large sections of the global workforce.

COHEN & STEERS REAL ASSETS FUND, INC.

Stock selection in infrastructure contributed to relative performance. Notable contributors included out-of-index positions in electric companies focused on renewable energy, such as U.S.-based NextEra and Denmark-based Orsted, which had sizable gains. An overweight in the strong-performing communications sector was beneficial as well.

Natural resource equities underperformed global equities as a group, although returns were mixed by sector. Agribusiness had a gain, consistent with its focus on consumer staples. Metals and mining companies rallied to end the period with solid gains, aided by an improving economy in China, a major consumer of industrial metals. The energy sector reeled as global oil markets grappled with some of the greatest pressures in history, and oil prices were unable to make a full recovery by period end. Stock selection in natural resources detracted from relative performance, in part due to non-investments in paper and packaging companies that had strong returns.

Commodities had varied returns for the year. Gold and silver had sizable gains, benefiting from demand for safe havens. Agriculture-related sectors mostly advanced, although livestock struggled. Industrial metals performed well and the energy sector had negative returns. Security selection in commodities helped performance, although an underweight in the Fund’s dedicated gold allocation detracted from relative performance.

Impact of Foreign Currency on Fund Performance

The currency impact of the Fund’s investments in foreign securities contributed to absolute performance during the period. Although the Fund reports its NAV and pays dividends in U.S. dollars, the Fund’s investments denominated in foreign currencies are subject to foreign currency risk. Overall, other currencies appreciated against the U.S. dollar. Consequently, changes in the exchange rates between foreign currencies and the U.S. dollar were a tailwind for absolute returns.

Impact of Derivatives on Fund Performance

The Fund engaged in the buying and selling of commodities contracts to obtain exposure to commodities markets. These contracts significantly detracted from the Fund’s total return for the 12-month period ended December 31, 2020.

The Fund also engaged in the buying and selling of commodities options with the intention of enhancing total returns and reducing overall volatility. These options detracted from the Fund’s total return for the 12-month period ended December 31, 2020.

COHEN & STEERS REAL ASSETS FUND, INC.

Sincerely,

VINCENT L. CHILDERS	JON CHEIGH	BENJAMIN ROSS
Portfolio Manager	Portfolio Manager	Portfolio Manager

NICK KOUTSOFTAS	BEN MORTON	CHRISTOPHER RHINE
Portfolio Manager	Portfolio Manager	Portfolio Manager

The views and opinions in the preceding commentary are subject to change without notice and are as of the date of the report. There is no guarantee that any market forecast set forth in the commentary will be realized. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Visit Cohen & Steers online at cohenandsteers.com

For more information about the Cohen & Steers family of mutual funds, visit cohenandsteers.com. Here you will find fund net asset values, fund fact sheets and portfolio highlights, as well as educational resources and timely market updates.

Our website also provides comprehensive information about Cohen & Steers, including our most recent press releases, profiles of our senior investment professionals and their investment approach to each asset class. The Cohen & Steers family of mutual funds specializes in liquid real assets, including real estate securities, listed infrastructure and natural resource equities, as well as preferred securities and other income solutions.

COHEN & STEERS REAL ASSETS FUND, INC.

Performance Review (Unaudited)

Class A—Growth of a $10,000 Investment	Class C—Growth of a $10,000 Investment

Class I—Growth of a $100,000 Investment	Class R—Growth of a $10,000 Investment

COHEN & STEERS REAL ASSETS FUND, INC.

Performance Review (Unaudited)—(Continued)

Class Z—Growth of a $10,000 Investment

Average Annual Total Returns—For Periods Ended December 31, 2020

	Class A Shares	Class C Shares	Class I Shares	Class R Shares	Class Z Shares
1 Year (with sales charge)	–5.66%[a]	–2.78%[c]	—	—	—
1 Year (without sales charge)	–1.22%	–1.80%	–0.85%	–1.32%	–0.85%
5 Years (with sales charge)	3.77%[a]	4.02%	—	—	—
5 Years (without sales charge)	4.72%	4.02%	5.06%	4.56%	5.07%
Since Inception[d] (with sales charge)	0.10%[a]	–0.06%	—	—	—
Since Inception[d] (without sales charge)	0.62%	–0.06%	0.95%	0.46%	0.89%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate and shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance information current to the most recent month end can be obtained by visiting our website at cohenandsteers.com. All share class returns assume the reinvestment of all dividends and distributions at NAV. The performance graphs and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During the periods presented above, the investment advisor waived fees and/or reimbursed expenses. Without this arrangement, performance would have been lower.

The annualized gross and net expense ratios, respectively, for each class of shares as disclosed in the May 1, 2020 prospectus, supplemented on August 13, 2020, were as follows: Class A—1.63% and 1.16%; Class C—2.28% and 1.81%; Class I—1.35% and 0.81%; Class R—1.78% and 1.31%; and Class Z—1.28% and 0.81%. Through June 30, 2022, the investment advisor has contractually agreed to waive its fee and/or reimburse expenses so that the Fund’s total annual operating expenses, which include the expenses of the Subsidiary

COHEN & STEERS REAL ASSETS FUND, INC.

Performance Review (Unaudited)—(Continued)

(excluding acquired fund fees and expenses, taxes and extraordinary expenses) do not exceed 1.15% for Class A shares, 1.80% for Class C shares, 0.80% for Class I shares, 1.30% for Class R shares and 0.80% for Class Z shares. This contractual agreement can only be amended or terminated at any time by agreement of the Fund’s Board of Directors and the investment advisor and will terminate automatically in the event of termination of the investment advisory agreement between the investment advisor and the Fund.

[a]	Reflects a 4.50% front-end sales charge.
[b]

The Linked Blended Benchmark is represented by the performance of the blended benchmark consisting of 30% FTSE EPRA Nareit Developed Real Estate Index—net, 30% Bloomberg Commodity Total Return Index, 20% S&P Global Natural Resources Index—net, 12.5% ICE BofA 1-3 Year Global Corporate Index and 7.5% Gold Spot price through September 30, 2013 and the blended benchmark consisting of 27.5% FTSE EPRA Nareit Developed Real Estate Index—net, 27.5% Bloomberg Commodity Total Return Index, 15% S&P Global Natural Resources Index—net, 10% ICE BofA 1-3 Year U.S. Corporate Index, 5% Gold Spot price and 15% Dow Jones Brookfield Global Infrastructure Index from October 1, 2013 and thereafter. The FTSE EPRA Nareit Developed Real Estate Index—net is an unmanaged market-capitalization-weighted total-return index, which consists of publicly traded equity real estate investment trusts (REITs) and listed property companies from developed markets and is net of dividend withholding taxes. The Bloomberg Commodity Total Return Index is a broadly diversified index that tracks the commodity markets through commodity futures contracts. The index is made up of exchange-traded futures on physical commodities, which are weighted to account for economic significance and market liquidity. The S&P Global Natural Resources Index—net includes the largest publicly-traded companies in natural resources and commodities businesses that meet specific investability requirements and is net of dividend withholding taxes. The ICE BofA 1-3 Year U.S. Corporate Index tracks the performance of U.S. dollar-denominated investment-grade corporate debt publicly issued in the U.S. domestic market, with a remaining term to final maturity of less than 3 years. The ICE BofA 1-3 Year Global Corporate Index is a subset of the ICE BofA Global Corporate Index including all securities with a remaining term to final maturity less than 3 years. Gold is represented by the Gold Spot price in U.S. Dollars per Troy ounce. The Dow Jones Brookfield Global Infrastructure Index is a float-adjusted market-capitalization-weighted index that measures performance of globally domiciled companies that derive more than 70% of their cash flows from infrastructure lines of business. The Consumer Price Index (CPI) is a broad measure of average price changes for a diverse basket of goods and services. The CPI is focused on items typically purchased by urban consumers, across diverse households and geographies. The benchmark is represented by the change in the CPI +4% per year. The MSCI World Index—net is a free-float-adjusted index that measures performance of large- and mid-capitalization companies representing developed market countries and is net of dividend withholding taxes.

The comparative indexes are not adjusted to reflect expenses or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund’s performance. Index performance does not reflect the deduction of any fees, taxes or expenses. An investor cannot invest directly in an index. The Fund’s performance assumes the reinvestment of all dividends and distributions at NAV.

For more information, including charges and expenses, please read the prospectus carefully before you invest.
[c]	Reflects a contingent deferred sales charge of 1.00%.
[d]	Inception date of January 31, 2012.

COHEN & STEERS REAL ASSETS FUND, INC.

Expense Example (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs including investment advisory fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2020—December 31, 2020.

Actual Expenses

The first line of the following table provides information about actual account values and expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

COHEN & STEERS REAL ASSETS FUND, INC.

Expense Example (Unaudited)—(Continued)

	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Expenses Paid During Period[a] July 1, 2020— December 31, 2020
Class A
Actual (15.40% return)	$1,000.00	$1,154.03	$6.23
Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.36	$5.84

Class C
Actual (15.02% return)	$1,000.00	$1,150.19	$9.73
Hypothetical (5% annual return before expenses)	$1,000.00	$1,016.09	$9.12

Class I
Actual (15.59% return)	$1,000.00	$1,155.88	$4.34
Hypothetical (5% annual return before expenses)	$1,000.00	$1,021.11	$4.06

Class R
Actual (15.32% return)	$1,000.00	$1,153.17	$7.04
Hypothetical (5% annual return before expenses)	$1,000.00	$1,018.60	$6.60

Class Z
Actual (15.63% return)	$1,000.00	$1,156.27	$4.34
Hypothetical (5% annual return before expenses)	$1,000.00	$1,021.11	$4.06

[a]

Expenses are equal to the Fund’s Class A, Class C, Class I, Class R and Class Z annualized net expense ratios of 1.15%, 1.80%, 0.80%, 1.30% and 0.80%, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

COHEN & STEERS REAL ASSETS FUND, INC.

December 31, 2020

Top Ten Holdingsa

(Unaudited)

Security	Value	% of Net Assets

SPDR Gold MiniShares Trust	$7,415,010	5.0
Public Storage	2,487,578	1.7
Simon Property Group, Inc.	1,807,169	1.2
Healthpeak Properties, Inc.	1,570,267	1.1
Prologis, Inc.	1,539,648	1.0
BHP Group PLC	1,469,717	1.0
UDR, Inc.	1,423,140	1.0
Ventas, Inc.	1,399,602	0.9
American Tower Corp.	1,373,920	0.9
Corteva, Inc.	1,304,477	0.9

[a]

Top ten holdings (excluding short-term investments and derivative instruments) are determined on the basis of the value of individual securities held. The Fund may also hold positions in other securities issued by the companies listed above. See the Consolidated Schedule of Investments for additional details on such other positions.

Strategy Breakdownb

(Unaudited)

[b]	The strategy breakdown is expressed as an approximate percentage of the Fund’s total long-term investments inclusive of derivative exposure.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2020

		Shares	Value

COMMON STOCK	55.9%
AIRPORTS—FOREIGN	0.3%
Aeroports de Paris (France)[a]		264	$34,219
Airports of Thailand PCL (Thailand)		42,900	89,494
Grupo Aeroportuario del Centro Norte SAB de CV (Mexico)[a]		22,607	145,836
Grupo Aeroportuario del Pacifico SAB de CV, Class B (Mexico)		9,286	103,595

			373,144

COMMUNICATIONS	2.0%
TOWERS
American Tower Corp.		6,121	1,373,920
Crown Castle International Corp.		5,249	835,588
SBA Communications Corp.		3,017	851,186

			3,060,694

COMMUNICATIONS—FOREIGN	0.4%
TOWERS
Cellnex Telecom SA, 144A (Spain)[b]		9,347	560,890

CONSUMER STAPLES	1.1%
FOOD PRODUCTS
Darling Ingredients, Inc.[a]		22,415	1,292,897
Hormel Foods Corp.		8,266	385,278

			1,678,175

CONSUMER STAPLES—FOREIGN	0.4%
FOOD PRODUCTS
WH Group Ltd., 144A (Hong Kong)[b]		357,845	300,033
Wilmar International Ltd. (China)(SGD)		99,430	349,841

			649,874

CONSUMER—CYCLICAL	0.6%
HOTEL
Boyd Gaming Corp.		13,150	564,398
Caesars Entertainment, Inc.[a]		4,063	301,759

			866,157

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2020

		Shares	Value
CONSUMER—NON-CYCLICAL	2.7%
AGRICULTURE	1.7%
Archer-Daniels-Midland Co.		14,005	$705,992
Bunge Ltd.		8,126	532,903
Corteva, Inc.		33,690	1,304,477

			2,543,372

FOOD PRODUCTS	0.5%
Tyson Foods, Inc., Class A		12,433	801,182

FOOD PRODUCTS—FOREIGN	0.5%
Associated British Foods PLC (United Kingdom)[a]		8,625	267,032
Mowi ASA (Norway)		17,381	387,179

			654,211

TOTAL CONSUMER—NON-CYCLICAL			3,998,765

ELECTRIC	1.3%
Alliant Energy Corp.		5,161	265,946
Edison International		2,299	144,423
Evergy, Inc.		3,978	220,819
Eversource Energy		2,534	219,217
FirstEnergy Corp.		9,789	299,641
NextEra Energy, Inc.		5,208	401,797
NorthWestern Corp.		3,581	208,808
Xcel Energy, Inc.		1,680	112,006

			1,872,657

ELECTRIC—FOREIGN	0.9%
Elia Group SA/NV (Belgium)		2,584	307,783
Enel S.p.A. (Italy)		17,315	175,061
Hydro One Ltd., 144A (Canada)[b]		13,539	304,731
Iberdrola SA (Spain)		6,317	90,291
National Grid PLC (United Kingdom)		27,763	328,405
Orsted A/S, 144A (Denmark)[b]		824	168,184

			1,374,455

ENERGY	5.6%
GAS—DISTRIBUTION—FOREIGN	0.4%
Enn Energy Holdings Ltd. (China)(H shares)		28,857	423,598

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2020

		Shares	Value
Tokyo Gas Co., Ltd. (Japan)		4,400	$101,589
Towngas China Co., Ltd. (China)(H shares)		199,000	89,843

			615,030

INTEGRATED OIL & GAS—FOREIGN	0.5%
Royal Dutch Shell PLC, Class B (Netherlands)		42,723	735,789

OIL & GAS	2.5%
Cabot Oil & Gas Corp.		7,741	126,024
Chevron Corp.		9,260	782,007
Concho Resources, Inc.		3,281	191,446
ConocoPhillips		3,282	131,247
Exxon Mobil Corp.		29,850	1,230,417
Renewable Energy Group, Inc.[a]		18,010	1,275,468
Valero Energy Corp.		1,152	65,169

			3,801,778

OIL & GAS—FOREIGN	2.2%
BP PLC (United Kingdom)		364,947	1,271,618
Canadian Natural Resources Ltd. (Canada)		8,107	194,825
Lukoil PJSC, ADR (Russia)(USD)		1,946	132,717
Reliance Industries Ltd., 144A (India)(USD)[b]		7,568	413,970
Suncor Energy, Inc. (Canada)		17,993	301,792
TOTAL SE (France)		21,025	906,687

			3,221,609

TOTAL ENERGY			8,374,206

INDUSTRIAL	0.9%
MACHINERY	0.5%
Deere & Co.		3,053	821,409

MACHINERY—FOREIGN	0.4%
Kubota Corp. (Japan)		25,597	558,025

TOTAL INDUSTRIAL			1,379,434

INFRASTRUCTURE	0.8%
ELECTRIC	0.4%
CenterPoint Energy, Inc.		15,535	336,177
Public Service Enterprise Group, Inc.		3,455	201,427

TOTAL ELECTRIC			537,604

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2020

		Shares	Value
FREIGHT RAILS	0.1%
Norfolk Southern Corp.		924	$219,552

PIPELINES—C-CORP	0.3%
ONEOK, Inc.		10,272	394,239

TOTAL INFRASTRUCTURE			1,151,395

INFRASTRUCTURE—FOREIGN	0.7%
AIRPORTS	0.2%
Aena SME SA, 144A (Spain)[a,b]		971	168,681
Auckland International Airport Ltd. (New Zealand)[a]		19,743	107,675

			276,356

GAS—DISTRIBUTION	0.2%
Snam S.p.A. (Italy)		41,285	232,055

PIPELINES—C-CORP	0.2%
Pembina Pipeline Corp. (Canada)		13,119	310,222

TOLL ROADS	0.1%
Eiffage SA (France)[a]		1,618	156,233

TOTAL INFRASTRUCTURE—FOREIGN			974,866

MARINE PORTS—FOREIGN	0.1%
Koninklijke Vopak NV (Netherlands)		3,656	192,008

MATERIALS	6.8%
CHEMICALS	0.5%
FMC Corp.		5,040	579,247
Mosaic Co.		5,766	132,676

			711,923

CHEMICALS—FOREIGN	0.9%
Nutrien Ltd. (Canada)		15,987	769,934
Sociedad Quimica y Minera de Chile SA, ADR (Chile)(USD)		9,364	459,679
Yara International ASA (Norway)		2,456	101,972

			1,331,585

METALS & MINING	0.5%
Freeport-McMoRan, Inc.		10,929	284,372
Newmont Corp.		6,480	388,087
Nucor Corp.		3,225	171,538

			843,997

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2020

		Shares	Value
METALS & MINING—FOREIGN	4.9%
Agnico Eagle Mines Ltd. (Canada)		3,069	$216,004
Anglo American PLC (South Africa)		32,287	1,070,477
ArcelorMittal SA (Luxembourg)[a]		8,254	190,377
Barrick Gold Corp. (Canada)		5,466	124,515
BHP Group PLC (Australia)		55,831	1,469,717
First Quantum Minerals Ltd. (Canada)		8,135	146,033
Fortescue Metals Group Ltd. (Australia)		29,129	526,168
Franco-Nevada Corp. (Canada)		825	103,441
Kirkland Lake Gold Ltd. (Canada)		18,963	783,607
LG Chem Ltd. (South Korea)		549	416,437
MMC Norilsk Nickel PJSC, ADR (Russia)(USD)		6,412	200,054
Newcrest Mining Ltd. (Australia)		5,245	104,245
Nippon Steel Corp. (Japan)[a]		6,119	78,699
Pan American Silver Corp. (Canada)(USD)		12,230	422,057
POSCO (South Korea)		700	175,274
Rio Tinto Ltd. (Australia)		3,297	289,336
Vale SA, ADR (Brazil)(USD)		45,833	768,161
Wheaton Precious Metals Corp. (Brazil)(CAD)		5,700	237,918

			7,322,520

TOTAL MATERIALS			10,210,025

PIPELINES	0.6%
Cheniere Energy, Inc.[a]		5,524	331,606
Williams Cos., Inc.		25,011	501,470

			833,076

PIPELINES—FOREIGN	1.2%
Enbridge, Inc. (Canada)		39,249	1,255,265
TC Energy Corp. (Canada)		13,401	544,820

			1,800,085

RAILWAYS	0.1%
Kansas City Southern		429	87,572

RAILWAYS—FOREIGN	0.1%
Getlink SE (France)[a]		4,997	86,563
West Japan Railway Co. (Japan)		1,000	52,288

			138,851

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2020

		Shares	Value
REAL ESTATE	27.0%
DATA CENTERS	0.7%
CyrusOne, Inc.		14,038	$1,026,880

DATA CENTERS—FOREIGN	0.2%
GDS Holdings Ltd., ADR (China)(H shares)[a]		2,214	207,319
NEXTDC Ltd. (Australia)[a]		15,609	147,173

			354,492

DIVERSIFIED	0.1%
Jones Lang LaSalle, Inc.[a]		1,305	193,623

DIVERSIFIED—FOREIGN	5.8%
Activia Properties, Inc. (Japan)		82	345,853
CA Immobilien Anlagen AG (Austria)		9,267	354,914
Castellum AB (Sweden)		18,946	480,581
Charter Hall Group (Australia)		66,587	755,142
City Developments Ltd. (Singapore)		48,300	291,276
CK Asset Holdings Ltd. (Hong Kong)		52,000	266,961
Covivio (France)		2,397	220,647
ESR Cayman Ltd., 144A (China)(H Shares)[a,b]		81,200	291,180
Fastighets AB Balder, Class B (Sweden)[a]		9,869	514,465
Hang Lung Properties Ltd. (Hong Kong)		188,000	495,921
ICADE (France)		3,731	286,697
Keppel DC REIT (Singapore)		131,700	280,022
LondonMetric Property PLC (United Kingdom)		54,899	171,920
Mirvac Group (Australia)		418,654	852,090
Mitsubishi Estate Co., Ltd. (Japan)		45,400	728,563
Mitsui Fudosan Co., Ltd. (Japan)		57,000	1,191,560
Mitsui Fudosan Logistics Park, Inc. (Japan)		66	334,299
Sun Hung Kai Properties Ltd. (Hong Kong)		33,500	432,121
United Urban Investment Corp. (Japan)		244	301,529

			8,595,741

HEALTH CARE	2.4%
Healthpeak Properties, Inc.		51,944	1,570,267
Medical Properties Trust, Inc.		30,922	673,790
Ventas, Inc.		28,540	1,399,602

			3,643,659

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2020

		Shares	Value
HEALTH CARE—FOREIGN	0.5%
Assura PLC (United Kingdom)		229,379	$240,903
Parkway Life Real Estate Investment Trust (Singapore)		146,100	427,820

			668,723

HOTEL	0.4%
Host Hotels & Resorts, Inc.		28,317	414,278
Park Hotels & Resorts, Inc.		11,933	204,651

			618,929

HOTEL—FOREIGN	0.2%
Sands China Ltd. (H Shares)(Macau)		62,800	275,828

INDUSTRIALS	2.1%
Americold Realty Trust		17,027	635,618
Duke Realty Corp.		23,290	930,901
Prologis, Inc.		15,449	1,539,648

			3,106,167

INDUSTRIALS—FOREIGN	0.9%
GLP J-REIT (Japan)		373	587,379
Goodman Group (Australia)		9,911	144,489
Segro PLC (United Kingdom)		48,764	631,905

			1,363,773

NET LEASE	1.7%
Agree Realty Corp.		8,254	549,551
VEREIT, Inc.		29,993	1,133,435
VICI Properties, Inc.		35,771	912,161

			2,595,147

NET LEASE—FOREIGN	0.2%
ARGAN SA (France)		2,008	205,077
VGP NV (Belgium)		982	147,078

			352,155

OFFICE	0.3%
Kilroy Realty Corp.		7,217	414,256

OFFICE—FOREIGN	1.2%
Allied Properties REIT (Canada)		8,076	240,015
Alstria Office REIT AG (Germany)		22,153	400,536

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2020

		Shares	Value
Derwent London PLC (United Kingdom)		1,632	$69,095
Gecina SA (France)		1,254	193,485
Japan Prime Realty Investment Corp. (Japan)		85	281,536
Nippon Building Fund, Inc. (Japan)		83	480,693
Workspace Group PLC (United Kingdom)		14,798	155,617

			1,820,977

RESIDENTIAL	2.6%
Essex Property Trust, Inc.		4,411	1,047,260
Invitation Homes, Inc.		26,485	786,604
Sun Communities, Inc.		3,937	598,227
UDR, Inc.		37,032	1,423,140

			3,855,231

RESIDENTIAL—FOREIGN	2.3%
Aedifica SA (Belgium)		2,584	310,308
Deutsche Wohnen SE (Germany)		20,023	1,068,705
Instone Real Estate Group AG, 144A (Germany)[a,b]		14,371	368,683
UNITE Group PLC (United Kingdom)		10,957	156,580
Vonovia SE (Germany)		17,235	1,258,255
Wharf Real Estate Investment Co., Ltd. (Hong Kong)		56,000	291,469

			3,454,000

RETAIL—FOREIGN	1.6%
CapitaLand Integrated Commercial Trust (Singapore)		281,632	460,294
Catena AB (Sweden)		4,417	206,688
Japan Retail Fund Investment Corp. (Japan)		268	486,919
Klepierre SA (France)		22,805	512,340
Link REIT (Hong Kong)		77,300	703,956

			2,370,197

SELF STORAGE	1.7%
Public Storage		10,772	2,487,578

SELF STORAGE—FOREIGN	0.2%
Safestore Holdings PLC (United Kingdom)		26,253	280,028

SHOPPING CENTERS	1.5%
Kimco Realty Corp.		33,335	500,358
Simon Property Group, Inc.		21,191	1,807,169

			2,307,527

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2020

		Shares	Value
SHOPPING CENTERS—FOREIGN	0.2%
Land Securities Group PLC (United Kingdom)		26,625	$245,329

TIMBER	0.2%
Weyerhaeuser Co.		9,936	333,154

TOTAL REAL ESTATE			40,363,394

TOLL ROADS—FOREIGN	1.2%
Atlantia S.p.A. (Italy)[a]		7,774	139,750
Transurban Group (Australia)		50,883	535,858
Vinci SA (France)		10,918	1,085,178
Zhejiang Expressway Co., Ltd. (China)(H shares)		122,000	103,077

			1,863,863

UTILITIES	1.1%
MULTI-UTILITIES	0.2%
NiSource, Inc.		5,325	122,156
Sempra Energy		1,619	206,277

			328,433

WATER UTILITIES	0.6%
American Water Works Co., Inc.		4,307	660,995
Essential Utilities, Inc.		5,274	249,408

			910,403

WATER UTILITIES—FOREIGN	0.3%
Guangdong Investment Ltd. (China)(H shares)		93,339	168,077
Pennon Group PLC (United Kingdom)		11,139	144,710
United Utilities Group PLC (United Kingdom)		14,414	176,415

			489,202

TOTAL UTILITIES			1,728,038

TOTAL COMMON STOCK (Identified cost—$68,189,724)			83,531,624

EXCHANGE-TRADED FUNDS	5.5%
GOLD	5.0%
iShares Gold Trust ETF[a]		5,200	94,276
SPDR Gold MiniShares Trust[a]		391,500	7,415,010

			7,509,286

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2020

		Shares	Value
SHORT-TERM BOND	0.5%
SPDR Portfolio Short Term Corporate Bond ETF		11,990	$376,486
Vanguard Short-Term Bond ETF		4,543	376,615

			753,101

TOTAL EXCHANGE-TRADED FUNDS (Identified cost—$7,100,306)			8,262,387

PREFERRED SECURITIES—$25 PAR VALUE	0.6%
BANKS	0.6%
GMAC Capital Trust I, 6.007% (3 Month US LIBOR + 5.785%), due 2/15/40, Series 2 (TruPS)(FRN)[c]		6,454	174,581
PNC Financial Services Group, Inc., 6.125% to 5/1/22, Series Pd,e		21,889	586,187
US Bancorp, 6.50% to 1/15/22, Series Fd,e		5,000	133,300

TOTAL PREFERRED SECURITIES—$25 PAR VALUE (Identified cost—$880,643)			894,068

		Principal Amount
PREFERRED SECURITIES—CAPITAL SECURITIES	3.5%
BANKS	0.7%
Citigroup, Inc., 4.699% to 2/15/21, Series Rc,d		$460,000	460,703
JPMorgan Chase & Co., 6.75% to 2/1/24, Series Sd,e		200,000	224,603
PNC Financial Services Group, Inc., 6.75% to 8/1/21, Series Od,e		375,000	385,219

			1,070,525

BANKS—FOREIGN	0.5%
BNP Paribas SA, 7.625% to 3/30/21, 144A (France)(USD)[b,d,e,f]		250,000	253,281
DNB Bank ASA, 6.50% to 3/26/22 (Norway)(USD)[d,e,f,g]		200,000	210,125
UBS Funding Switzerland Group AG, 7.125% to 8/10/21 (Switzerland)(USD)[c,d,e,f,g]		250,000	257,813

			721,219

ELECTRIC	0.3%
Dominion Energy, Inc., 3.071%, due 8/15/24		325,000	350,974

ELECTRIC—FOREIGN	0.3%
Enel SpA, 8.75% to 9/24/23, due 9/24/73, 144A (Italy)(USD)[b,e]		400,000	468,120

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2020

		Principal Amount	Value
FINANCIAL	0.1%
DIVERSIFIED FINANCIAL SERVICES
Morgan Stanley, 4.047% (3 Month US LIBOR + 3.81%), due 1/15/21, Series J (FRN)[c,d]		$186,000	$185,124

INSURANCE	1.4%
LIFE/HEALTH INSURANCE	0.3%
Prudential Financial, Inc., 5.875% to 9/15/22, due 9/15/42[e]		427,000	458,922

LIFE/HEALTH INSURANCE—FOREIGN	0.5%
Dai-ichi Life Insurance Co., Ltd./The, 7.25% to 7/25/21, 144A (Japan)(USD)[b,d,e]		750,000	779,760

PROPERTY CASUALTY—FOREIGN	0.6%
Mitsui Sumitomo Insurance Co., Ltd., 7.00% to 3/15/22, due 3/15/72, 144A (Japan)(USD)[b,e]		775,000	826,727

TOTAL INSURANCE			2,065,409

UTILITIES	0.2%
MULTI-UTILITIES
NiSource, Inc., 0.95%, due 8/15/25		250,000	251,623

TOTAL PREFERRED SECURITIES—CAPITAL SECURITIES (Identified cost—$5,029,318)			5,112,994

CORPORATE BONDS	4.8%
COMMUNICATIONS	0.5%
TOWERS
American Tower Corp., 2.95%, due 1/15/25		195,000	211,316
American Tower Corp., 3.375%, due 10/15/26		100,000	112,417
SBA Communications Corp., 4.00%, due 10/1/22		480,000	485,700

			809,433

ELECTRIC	0.5%
DTE Energy Co., 2.529%, due 10/1/24, Series C		275,000	293,276
NextEra Energy Capital Holdings, Inc., 2.75%, due 5/1/25		240,000	259,850
Progress Energy, Inc., 3.15%, due 4/1/22		200,000	205,428

			758,554

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2020

		Principal Amount	Value
FINANCIAL	0.1%
DIVERSIFIED FINANCIAL SERVICES
General Motors Financial Co., Inc., 1.779% (3 Month US LIBOR + 1.55%), due 1/14/22 (FRN)[c]		$100,000	$100,832

INTEGRATED TELECOMMUNICATIONS SERVICES	0.6%
AT&T, Inc., 2.30%, due 6/1/27		192,000	204,883
T-Mobile USA, Inc., 3.50%, due 4/15/25, 144Ab		325,000	359,444
Verizon Communications, Inc., 3.376%, due 2/15/25		330,000	366,586

			930,913

INTEGRATED TELECOMMUNICATIONS SERVICES—FOREIGN	0.1%
Vodafone Group PLC, 1.220% (3 Month US LIBOR + 0.99%), due 1/16/24 (FRN)(United Kingdom)(USD)[c]		75,000	76,032

REAL ESTATE	3.0%
DATA CENTERS	0.2%
Equinix, Inc., 1.25%, due 7/15/25		325,000	331,833

DIVERSIFIED	0.2%
National Retail Properties, Inc., 3.90%, due 6/15/24		235,000	255,826

HEALTH CARE	0.4%
Diversified Healthcare Trust, 6.75%, due 12/15/21		95,000	96,663
Healthpeak Properties, Inc., 4.20%, due 3/1/24		125,000	137,312
Welltower, Inc., 3.63%, due 3/15/24		245,000	267,104
Welltower, Inc., 4.50%, due 1/15/24		100,000	110,223

			611,302

NET LEASE	0.6%
Duke Realty LP, 3.625%, due 4/15/23		179,000	189,869
Highwoods Realty LP, 3.625%, due 1/15/23		250,000	260,488
VEREIT Operating Partnership LP, 4.60%, due 2/6/24		100,000	110,067
WP Carey, Inc., 4.00%, due 2/1/25		116,000	128,279
WP Carey, Inc., 4.60%, due 4/1/24		150,000	166,625

			855,328

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2020

		Principal Amount	Value
OFFICE	0.6%
Brandywine Operating Partnership LP, 3.95%, due 2/15/23		$275,000	$286,560
Corporate Office Properties LP, 2.25%, due 3/15/26		50,000	52,175
Corporate Office Properties LP, 3.60%, due 5/15/23		558,000	591,125

			929,860

RESIDENTIAL	0.2%
UDR, Inc., 4.00%, due 10/1/25, Series MTN		300,000	340,741

SELF STORAGE	0.4%
CubeSmart LP, 3.125%, due 9/1/26		290,000	319,360
CubeSmart LP, 4.375%, due 12/15/23		270,000	295,732

			615,092

SHOPPING CENTERS	0.4%
Federal Realty Investment Trust, 1.25%, due 2/15/26		80,000	81,509
Kimco Realty Corp., 3.125%, due 6/1/23		85,000	89,594
Weingarten Realty Investors, 3.50%, due 4/15/23		156,000	161,772
Weingarten Realty Investors, 4.45%, due 1/15/24		200,000	214,156

			547,031

TOTAL REAL ESTATE			4,487,013

TOTAL CORPORATE BONDS (Identified cost—$6,946,925)			7,162,777

U.S. TREASURY INFLATION—PROTECTED SECURITIES	0.3%
U.S. Treasury Inflation Indexed Bonds, 2.375%, due 1/15/25		345,343	403,626

TOTAL U.S. TREASURY INFLATION—PROTECTED SECURITIES (Identified cost—$384,171)			403,626

		Shares
SHORT-TERM INVESTMENTS	28.9%
MONEY MARKET FUNDS	7.8%
State Street Institutional Treasury Money Market Fund, Premier Class, 0.01%[h]		11,601,450	11,601,450

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2020

		Principal Amount	Value
U.S. TREASURY BILLS	21.1%
United States Treasury Bills, 0.092%, due 1/7/21[i,j]		$3,510,000	$3,509,946
United States Treasury Bills, 0.098%, due 1/14/21[i,j]		4,300,000	4,299,848
United States Treasury Bills, 0.086%, due 2/4/21[i]		17,190,000	17,188,604
United States Treasury Bills, 0.085%, due 2/25/21[i]		6,610,000	6,609,142

			31,607,540

TOTAL SHORT-TERM INVESTMENTS (Identified cost—$43,208,990)			43,208,990

PURCHASED OPTION CONTRACTS	0.0%
(Premiums paid—$132,235)			46,250

TOTAL INVESTMENTS IN SECURITIES (Identified cost—$131,872,312)	99.5%		148,622,716
WRITTEN OPTION CONTRACTS	(0.0)		(18,165)
OTHER ASSETS IN EXCESS OF LIABILITIES[k]	0.5		749,087

NET ASSETS	100.0%		$149,353,638

Exchange-Traded Option Contracts

Purchased Options

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount[l]	Premiums Paid	Value
Call—Natural Gas	$2.75	2/23/21	15	$ 378,900	$ 36,274	$20,550
Put—Crude Oil	37.00	1/14/21	42	2,037,840	69,696	2,100
Put—Crude Oil	45.00	2/17/21	20	972,600	26,265	23,600
			77	$3,389,340	$132,235	$46,250

Written Options

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount[l]	Premiums Received	Value
Call—Natural Gas	$3.25	2/23/21	(15)	$(378,900)	$(16,826)	$(7,725)
Put—Crude Oil	32.00	1/14/21	(42)	(2,037,840)	(34,144)	(840)
Put—Crude Oil	40.00	2/17/21	(20)	(972,600)	(10,935)	(9,600)
			(77)	$(3,389,340)	$(61,905)	$(18,165)

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2020

Glossary of Portfolio Abbreviations

ADR	American Depositary Receipt
CAD	Canadian Dollar
ETF	Exchange-Traded Fund
FRN	Floating Rate Note
LIBOR	London Interbank Offered Rate
MTN	Medium Term Note
REIT	Real Estate Investment Trust
SGD	Singapore Dollar
SPDR	Standard & Poor’s Depositary Receipt
TruPS	Trust Preferred Securities
USD	United States Dollar

Note: Percentages indicated are based on the net assets of the Fund.

[a]	Non-income producing security.
[b]

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. Aggregate holdings amounted to $5,263,684 which represents 3.5% of the net assets of the Fund, of which 0.0% are illiquid.

[c]	Variable rate. Rate shown is in effect at December 31, 2020.
[d]	Perpetual security. Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer.
[e]	Security converts to floating rate after the indicated fixed-rate coupon period.
[f]

Contingent Capital security (CoCo). CoCos are debt or preferred securities with loss absorption characteristics built into the terms of the security for the benefit of the issuer. Aggregate holdings amounted to $721,219 or 0.5% of the net assets of the Fund.

[g]

Securities exempt from registration under Regulation S of the Securities Act of 1933. These securities are subject to resale restrictions. Aggregate holdings amounted to $467,938 which represents 0.3% of the net assets of the Fund, of which 0.0% are illiquid.

[h]	Rate quoted represents the annualized seven-day yield.
[i]	The rate shown is the effective yield on the date of purchase.
[j]	All or a portion of this security has been pledged as collateral for futures contracts. $3,852,926 in aggregate has been pledged as collateral to Morgan Stanley & Co. LLC.
[k]	Liabilities in excess of other assets include unrealized appreciation/depreciation on open futures contracts at December 31, 2020.
[l]	Amount represents number of contracts multiplied by notional contract size multiplied by the underlying price.

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2020

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount	Notional Value	Unrealized Appreciation (Depreciation)
LONG FUTURES OUTSTANDING
Aluminum HG LME	57	January 18, 2021	$2,553,073	$2,820,075	$267,002
Aluminum HG LME	28	March 15, 2021	1,265,109	1,384,250	119,141
Aluminum HG LME	35	April 19, 2021	1,777,630	1,734,469	(43,161)
Brent Crude Oil[a]	26	January 29, 2021	1,245,495	1,346,800	101,305
Brent Crude Oil[a]	8	January 31, 2022	382,821	403,280	20,459
Brent Crude Oil[a]	12	April 29, 2022	568,860	602,040	33,180
Coffee C	16	March 19, 2021	685,026	769,500	84,474
Coffee C	18	July 20, 2021	776,834	889,988	113,154
Copper	4	March 29, 2021	325,292	351,900	26,608
Copper	37	July 28, 2021	3,271,260	3,262,012	(9,248)
Corn	11	March 12, 2021	232,420	266,200	33,780
Corn	111	July 14, 2021	2,375,052	2,665,387	290,335
Cotton No. 2	15	July 8, 2021	547,078	593,775	46,697
Gasoline	14	February 26, 2021	775,351	832,255	56,904
Gold	2	February 24, 2021	372,893	379,020	6,127
Gold	32	June 28, 2021	5,949,292	6,088,960	139,668
KC Wheat	39	March 12, 2021	1,085,039	1,176,825	91,786
Lean Hogs[a]	5	February 12, 2021	134,038	140,550	6,512
Lean Hogs[a]	10	August 13, 2021	323,000	329,700	6,700
Light Sweet Crude Oil	15	February 22, 2021	695,656	729,450	33,794
Light Sweet Crude Oil	24	August 20, 2021	1,109,535	1,156,560	47,025
Live Cattle	13	February 26, 2021	597,880	598,130	250
Live Cattle	15	June 30, 2021	666,006	688,200	22,194
Low Sulphur Gasoil	19	March 11, 2021	787,224	807,500	20,276
Natural Gas	138	February 24, 2021	3,669,460	3,485,880	(183,580)
Nickel LME	11	January 18, 2021	996,195	1,093,389	97,194
Nickel LME	1	March 15, 2021	106,911	99,648	(7,263)
Nickel LME	12	June 14, 2021	1,216,627	1,199,664	(16,963)
NY Harbor ULSD	9	February 26, 2021	539,638	561,481	21,843
Silver	19	March 29, 2021	2,320,714	2,509,140	188,426
Soybean	7	March 12, 2021	382,893	458,850	75,957
Soybean	44	July 14, 2021	2,551,787	2,854,500	302,713
Soybean	6	November 12, 2021	315,592	333,525	17,933
Soybean Meal	9	March 12, 2021	332,414	386,460	54,046

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2020

Description	Number of Contracts	Expiration Date	Notional Amount	Notional Value	Unrealized Appreciation (Depreciation)
Soybean Meal	41	July 14, 2021	$ 1,560,385	$1,719,950	$ 159,565
Soybean Oil	23	March 12, 2021	524,049	585,120	61,071
Soybean Oil	28	May 14, 2021	567,458	697,536	130,078
Sugar 11	75	April 30, 2021	1,179,460	1,233,120	53,660
Wheat	40	July 14, 2021	1,209,484	1,256,500	47,016
Zinc LME	24	January 18, 2021	1,514,013	1,639,998	125,985
Zinc LME	23	April 19, 2021	1,412,728	1,583,884	171,156
Zinc LME	17	May 17, 2021	1,048,714	1,172,715	124,001
Zinc LME	23	July 19, 2021	1,525,390	1,590,927	65,537
SHORT FUTURES OUTSTANDING
Aluminum HG LME	57	January 18, 2021	(2,722,069)	(2,820,075)	(98,006)
Aluminum HG LME	38	March 15, 2021	(1,787,425)	(1,878,625)	(91,200)
Brent Crude Oil[a]	12	April 30, 2021	(569,069)	(619,920)	(50,851)
Cattle Feeder[a]	4	March 25, 2021	(281,985)	(280,450)	1,535
Nickel LME	11	January 18, 2021	(1,085,555)	(1,093,389)	(7,834)
Nickel LME	5	March 15, 2021	(505,218)	(498,240)	6,978
Sugar 11	24	February 26, 2021	(397,052)	(416,371)	(19,319)
Wheat	34	March 12, 2021	(1,029,893)	(1,088,850)	(58,957)
Zinc LME	24	January 18, 2021	(1,465,632)	(1,639,998)	(174,366)
Zinc LME	7	March 15, 2021	(493,464)	(481,133)	12,331
Zinc LME	23	April 19, 2021	(1,519,973)	(1,583,884)	(63,911)
Zinc LME	17	May 17, 2021	(1,031,181)	(1,172,715)	(141,534)
Zinc LME	2	July 19, 2021	(137,780)	(138,341)	(561)

					$2,317,642

[a]	Futures contracts are cash settled based upon the price of the underlying commodity.

Glossary of Portfolio Abbreviations

HG	High Grade
LME	London Metal Exchange
ULSD	Ultra Low Sulfur Diesel

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2020

Country Summary	% of Net Assets
United States	61.2
Japan	4.8
Canada	3.7
Australia	3.2
United Kingdom	2.8
France	2.6
Germany	2.1
Hong Kong	1.7
China	1.1
Singapore	1.0
Sweden	0.8
South Africa	0.7
Italy	0.7
Brazil	0.7
Netherlands	0.6
Spain	0.5
Belgium	0.5
Norway	0.5
Other (includes short-term investments)	10.8

100.0%

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

December 31, 2020

ASSETS:
Investments in securities, at value (Identified cost—$131,872,312)	$148,622,716
Cash	459
Foreign currency, at value (Identified cost—$80,482)	81,482
Receivable for:
Variation margin on futures contracts	601,411
Dividends and interest	399,871
Investment securities sold	176,926
Fund shares sold	15,343
Other assets	3,643

Total Assets	149,901,851

LIABILITIES:
Written option contracts, at value (Premiums received—$61,905)	18,165
Payable for:
Investment securities purchased	322,683
Shareholder servicing fees	20,723
Fund shares redeemed	15,789
Administration fees	9,838
Investment advisory fees	5,031
Distribution fees	226
Directors’ fees	111
Other liabilities	155,647

Total Liabilities	548,213

NET ASSETS	$149,353,638

NET ASSETS consist of:
Paid-in capital	$134,657,516
Total distributable earnings/(accumulated loss)	14,696,122

$149,353,638

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES—(Continued)

December 31, 2020

CLASS A SHARES:
NET ASSETS	$8,412,173
Shares issued and outstanding ($0.001 par value common stock outstanding)	919,662

Net asset value and redemption price per share	$9.15

Maximum offering price per share ($9.15 ÷ 0.955)[a]	$9.58

CLASS C SHARES:
NET ASSETS	$2,681,751
Shares issued and outstanding ($0.001 par value common stock outstanding)	293,787

Net asset value and offering price per share[b]	$9.13

CLASS I SHARES:
NET ASSETS	$133,855,303
Shares issued and outstanding ($0.001 par value common stock outstanding)	14,614,497

Net asset value, offering and redemption price per share	$9.16

CLASS R SHARES:
NET ASSETS	$60,648
Shares issued and outstanding ($0.001 par value common stock outstanding)	6,571

Net asset value, offering and redemption price per share	$9.23

CLASS Z SHARES:
NET ASSETS	$4,343,763
Shares issued and outstanding ($0.001 par value common stock outstanding)	475,110

Net asset value, offering and redemption price per share	$9.14

[a]	On investments of $100,000 or more, the offering price is reduced.
[b]	Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge of 1.00% on shares held for less than one year.

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED STATEMENT OF OPERATIONS

For the Year Ended December 31, 2020

Investment Income:
Dividend income (net of $98,715 of foreign withholding tax)	$1,939,607
Interest income	541,003

Total Investment Income	2,480,610

Expenses:
Investment advisory fees	812,429
Administration fees	164,194
Professional fees	142,663
Custodian fees and expenses	132,789
Registration and filing fees	88,435
Shareholder servicing fees—Class A	7,996
Shareholder servicing fees—Class C	8,090
Shareholder servicing fees—Class I	70,374
Shareholder reporting expenses	50,329
Distribution fees—Class A	19,989
Distribution fees—Class C	24,269
Distribution fees—Class R	276
Transfer agent fees and expenses	32,068
Directors’ fees and expenses	16,354
Miscellaneous	18,140

Total Expenses	1,588,395
Reduction of Expenses (See Note 2)	(661,183)

Net Expenses	927,212

Net Investment Income (Loss)	1,553,398

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in securities	(4,213,715)
Futures contracts	(2,573,334)
Written option contracts	14,058
Foreign currency transactions	(17,895)

Net realized gain (loss)	(6,790,886)

Net change in unrealized appreciation (depreciation) on:
Investments in securities	3,875,378
Futures contracts	1,805,349
Written option contracts	43,740
Foreign currency translations	1,224

Net change in unrealized appreciation (depreciation)	5,725,691

Net Realized and Unrealized Gain (Loss)	(1,065,195)

Net Increase (Decrease) in Net Assets Resulting from Operations	$488,203

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019
Change in Net Assets:
From Operations:
Net investment income (loss)	$1,553,398	$2,555,955
Net realized gain (loss)	(6,790,886)	5,488,253
Net change in unrealized appreciation (depreciation)	5,725,691	12,662,671

Net increase (decrease) in net assets resulting from operations	488,203	20,706,879

Distributions to Shareholders:
Class A	(107,794)	(265,422)
Class C	(24,732)	(82,151)
Class I	(1,884,712)	(3,058,028)
Class R	(742)	(1,413)
Class Z	(72,008)	(111,947)

Total distributions	(2,089,988)	(3,518,961)

Capital Stock Transactions:
Increase (decrease) in net assets from Fund share transactions	28,775,775	(22,246,861)

Total increase (decrease) in net assets	27,173,990	(5,058,943)
Net Assets:
Beginning of year	122,179,648	127,238,591

End of year	$149,353,638	$122,179,648

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED FINANCIAL HIGHLIGHTS

The following tables include selected data for a share outstanding throughout each year and other performance information derived from the consolidated financial statements. They should be read in conjunction with the consolidated financial statements and notes thereto.

	Class A
	For the Year Ended December 31,
Per Share Operating Data:	2020	2019	2018	2017	2016
Net asset value, beginning of year	$9.40	$8.23	$9.14	$8.73	$7.99

Income (loss) from investment operations:

Net investment income (loss)[a]	0.09	0.16	0.11	0.09	0.05
Net realized and unrealized gain (loss)	(0.22)	1.25	(0.89)	0.46	0.91

Total from investment operations	(0.13)	1.41	(0.78)	0.55	0.96

Less dividends and distributions to shareholders from:

Net investment income	(0.09)	(0.22)	(0.12)	(0.14)	(0.20)
Net realized gain	(0.03)	(0.02)	—	—	—
Tax return of capital	—	—	(0.01)	—	(0.02)

Total dividends and distributions to shareholders	(0.12)	(0.24)	(0.13)	(0.14)	(0.22)

Net increase (decrease) in net asset value	(0.25)	1.17	(0.91)	0.41	0.74

Net asset value, end of year	$9.15	$9.40	$8.23	$9.14	$8.73

Total return[b,c]	–1.22%	17.19%	–8.61%	6.33%	11.99%

Ratios/Supplemental Data:

Net assets, end of year (in millions)	$8.4	$10.8	$9.4	$28.5	$12.9

Ratios to average daily net assets:

Expenses (before expense reduction)	1.69%	1.62%	1.51%	1.51%	1.69%

Expenses (net of expense reduction)	1.15%	1.15%	1.14%	1.11%	1.24%

Net investment income (loss) (before expense reduction)	0.58%	1.26%	0.88%	0.62%	0.18%

Net investment income (loss) (net of expense reduction)	1.12%	1.73%	1.25%	1.02%	0.63%

Portfolio turnover rate[d]	139%	115%	99%	124%	118%

[a]	Calculation based on average shares outstanding.
[b]	Return assumes the reinvestment of all dividends and distributions at net asset value.
[c]	Does not reflect sales charges, which would reduce return.
[d]

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED FINANCIAL HIGHLIGHTS—(Continued)

	Class C
	For the Year Ended December 31,
Per Share Operating Data:	2020	2019	2018	2017	2016
Net asset value, beginning of year	$9.37	$8.21	$9.12	$8.71	$7.97

Income (loss) from investment operations:

Net investment income (loss)[a]	0.04	0.10	0.06	0.02	(0.01)
Net realized and unrealized gain (loss)	(0.21)	1.23	(0.89)	0.46	0.91

Total from investment operations	(0.17)	1.33	(0.83)	0.48	0.90

Less dividends and distributions to shareholders from:

Net investment income	(0.04)	(0.15)	(0.07)	(0.07)	(0.14)
Net realized gain	(0.03)	(0.02)	—	—	—
Tax return of capital	—	—	(0.01)	—	(0.02)

Total dividends and distributions to shareholders	(0.07)	(0.17)	(0.08)	(0.07)	(0.16)

Net increase (decrease) in net asset value	(0.24)	1.16	(0.91)	0.41	0.74

Net asset value, end of year	$9.13	$9.37	$8.21	$9.12	$8.71

Total return[b,c]	–1.80%	16.31%	–9.18%	5.48%	11.28%

Ratios/Supplemental Data:

Net assets, end of year (in millions)	$2.7	$4.3	$5.0	$6.6	$8.3

Ratios to average daily net assets:

Expenses (before expense reduction)	2.34%	2.27%	2.19%	2.20%	2.37%

Expenses (net of expense reduction)	1.80%	1.80%	1.80%	1.80%	1.92%

Net investment income (loss) (before expense reduction)	(0.02)%	0.61%	0.31%	(0.14)%	(0.59)%

Net investment income (loss) (net of expense reduction)	0.52%	1.08%	0.70%	0.26%	(0.14)%

Portfolio turnover rate[d]	139%	115%	99%	124%	118%

[a]	Calculation based on average shares outstanding.
[b]	Return assumes the reinvestment of all dividends and distributions at net asset value.
[c]	Does not reflect sales charges, which would reduce return.
[d]

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED FINANCIAL HIGHLIGHTS—(Continued)

	Class I
	For the Year Ended December 31,
Per Share Operating Data:	2020	2019	2018	2017	2016
Net asset value, beginning of year	$9.41	$8.24	$9.16	$8.75	$8.01

Income (loss) from investment operations:

Net investment income (loss)[a]	0.13	0.19	0.15	0.11	0.10
Net realized and unrealized gain (loss)	(0.22)	1.25	(0.90)	0.46	0.89

Total from investment operations	(0.09)	1.44	(0.75)	0.57	0.99

Less dividends and distributions to shareholders from:

Net investment income	(0.13)	(0.25)	(0.16)	(0.16)	(0.23)
Net realized gain	(0.03)	(0.02)	—	—	—
Tax return of capital	—	—	(0.01)	—	(0.02)

Total dividends and distributions to shareholders	(0.16)	(0.27)	(0.17)	(0.16)	(0.25)

Net increase (decrease) in net asset value	(0.25)	1.17	(0.92)	0.41	0.74

Net asset value, end of year	$9.16	$9.41	$8.24	$9.16	$8.75

Total return[b]	–0.85%	17.58%	–8.31%	6.62%	12.32%

Ratios/Supplemental Data:

Net assets, end of year (in millions)	$133.9	$102.9	$111.1	$124.7	$143.9

Ratios to average daily net assets:

Expenses (before expense reduction)	1.42%	1.34%	1.26%	1.26%	1.41%

Expenses (net of expense reduction)	0.80%	0.80%	0.80%	0.80%	0.91%

Net investment income (loss) (before expense reduction)	0.87%	1.54%	1.27%	0.81%	0.72%

Net investment income (loss) (net of expense reduction)	1.49%	2.08%	1.73%	1.27%	1.22%

Portfolio turnover rate[c]	139%	115%	99%	124%	118%

[a]	Calculation based on average shares outstanding.
[b]	Return assumes the reinvestment of all dividends and distributions at net asset value.
[c]

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED FINANCIAL HIGHLIGHTS—(Continued)

	Class R
	For the Year Ended December 31,
Per Share Operating Data:	2020	2019	2018	2017	2016
Net asset value, beginning of year	$9.48	$8.30	$9.22	$8.81	$8.01

Income (loss) from investment operations:

Net investment income (loss)[a]	0.08	0.14	0.11	0.06	(0.06)
Net realized and unrealized gain (loss)	(0.22)	1.26	(0.91)	0.46	1.01

Total from investment operations	(0.14)	1.40	(0.80)	0.52	0.95

Less dividends and distributions to shareholders from:

Net investment income	(0.08)	(0.20)	(0.11)	(0.11)	(0.13)
Net realized gain	(0.03)	(0.02)	—	—	—
Tax return of capital	—	—	(0.01)	—	(0.02)

Total dividends and distributions to shareholders	(0.11)	(0.22)	(0.12)	(0.11)	(0.15)

Net increase (decrease) in net asset value	(0.25)	1.18	(0.92)	0.41	0.80

Net asset value, end of year	$9.23	$9.48	$8.30	$9.22	$8.81

Total return[b]	–1.32%	16.99%	–8.72%	5.99%	11.90%

Ratios/Supplemental Data:

Net assets, end of year (in 000s)	$60.6	$61.5	$59.2	$89.5	$250.7

Ratios to average daily net assets:

Expenses (before expense reduction)	1.84%	1.77%	1.69%	1.70%	1.90%

Expenses (net of expense reduction)	1.30%	1.30%	1.30%	1.30%	1.45%

Net investment income (loss) (before expense reduction)	0.45%	1.10%	0.79%	0.32%	(1.10)%

Net investment income (loss) (net of expense reduction)	0.99%	1.57%	1.18%	0.72%	(0.65)%

Portfolio turnover rate[c]	139%	115%	99%	124%	118%

[a]	Calculation based on average shares outstanding.
[b]	Return assumes the reinvestment of all dividends and distributions at net asset value.
[c]

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED FINANCIAL HIGHLIGHTS—(Continued)

	Class Z
	For the Year Ended December 31,
Per Share Operating Data:	2020	2019	2018	2017	2016
Net asset value, beginning of year	$9.39	$8.23	$9.14	$8.74	$8.00

Income (loss) from investment operations:

Net investment income (loss)[a]	0.13	0.19	0.15	0.11	0.09
Net realized and unrealized gain (loss)	(0.22)	1.24	(0.89)	0.45	0.90

Total from investment operations	(0.09)	1.43	(0.74)	0.56	0.99

Less dividends and distributions to shareholders from:

Net investment income	(0.13)	(0.25)	(0.16)	(0.16)	(0.23)
Net realized gain	(0.03)	(0.02)	—	—	—
Tax return of capital	—	—	(0.01)	—	(0.02)

Total dividends and distributions to shareholders	(0.16)	(0.27)	(0.17)	(0.16)	(0.25)

Net increase (decrease) in net asset value	(0.25)	1.16	(0.91)	0.40	0.74

Net asset value, end of year	$9.14	$9.39	$8.23	$9.14	$8.74

Total return[b]	–0.85%	17.48%	–8.22%	6.51%	12.48%[c]

Ratios/Supplemental Data:

Net assets, end of year (in millions)	$4.3	$4.1	$1.6	$2.0	$2.2

Ratios to average daily net assets:

Expenses (before expense reduction)	1.34%	1.27%	1.19%	1.20%	1.37%

Expenses (net of expense reduction)	0.80%	0.80%	0.80%	0.80%	0.92%

Net investment income (loss) (before expense reduction)	0.95%	1.62%	1.32%	0.87%	0.56%

Net investment income (loss) (net of expense reduction)	1.49%	2.09%	1.71%	1.27%	1.01%

Portfolio turnover rate[d]	139%	115%	99%	124%	118%

[a]	Calculation based on average shares outstanding.
[b]	Return assumes the reinvestment of all dividends and distributions at net asset value.
[c]

The net asset value (NAV) disclosed in the December 31, 2015 annual report reflects adjustments in accordance with accounting principles generally accepted in the United States of America and as such, differs from the NAV reported on December 31, 2015. The total return reported is based on the unadjusted NAV which was the official NAV for executing transactions on December 31, 2015.

[d]

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate would be higher.

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 1. Organization and Significant Accounting Policies

Cohen & Steers Real Assets Fund, Inc. (the Fund) was incorporated under the laws of the State of Maryland on October 25, 2011 and is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The Fund’s investment objective is to provide attractive total returns over the long term and to maximize real returns during inflationary environments. The authorized shares of the Fund are divided into six classes designated Class A, C, F, I, R and Z shares. Each of the Fund’s shares has equal dividend, liquidation and voting rights (except for matters relating to distribution and shareholder servicing of such shares). Class F shares are not currently available for purchase.

Cohen & Steers Real Assets Fund Ltd. (the Subsidiary), a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands, was incorporated on November 22, 2011 and commenced operations on January 31, 2012. The Subsidiary acts as an investment vehicle for the Fund in order to effect certain investments on behalf of the Fund, consistent with the Fund’s investment objectives and policies as described in the Fund’s prospectus. The Fund expects that it will achieve a significant portion of its exposure to commodities and commodities-related investments through investment in the Subsidiary. Unlike the Fund, the Subsidiary may invest without limitation in commodities. Investments in the Subsidiary are limited to 25% of the Fund’s total assets. The Consolidated Schedule of Investments includes positions of the Fund and the Subsidiary. The financial statements have been consolidated and include the accounts of the Fund and the Subsidiary. All significant inter-company balances and transactions have been eliminated in consolidation.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its consolidated financial statements. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification (ASC) Topic 946—Investment Companies. The accounting policies of the Fund are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the consolidated financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the consolidated financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange (NYSE) are valued, except as indicated below, at the last sale price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price. Futures contracts traded on a commodities exchange or board of trade are valued at their settlement price at the close of trading on such exchange or board of trade. Exchange-traded options are valued at their last sale price as of the close of options trading on applicable exchanges on the valuation date. In the absence of a last sale price on such day, options are valued at the average of the quoted bid and ask prices as of the close of business. Over-the-counter (OTC) options are valued based upon prices provided by a third-party pricing service or counterparty.

COHEN & STEERS REAL ASSETS FUND, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges (including NASDAQ) are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price reflected at the close of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain non-U.S. equity holdings may be fair valued pursuant to procedures established by the Board of Directors.

Readily marketable securities traded in the OTC market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the investment advisor) to be OTC, are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment advisor, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities.

Fixed-income securities are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment advisor, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities. The pricing services or broker-dealers use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services or broker-dealers may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services or broker-dealers also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features which are then used to calculate the fair values.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates fair value. Investments in open-end mutual funds are valued at their closing net asset value (NAV).

The policies and procedures approved by the Fund’s Board of Directors delegate authority to make fair value determinations to the investment advisor, subject to the oversight of the Board of Directors. The investment advisor has established a valuation committee (Valuation Committee) to administer, implement and oversee the fair valuation process according to the policies and procedures approved annually by the Board of Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

COHEN & STEERS REAL ASSETS FUND, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

Securities for which market prices are unavailable, or securities for which the investment advisor determines that the bid and/or ask price or a counterparty valuation does not reflect market value, will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund’s Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

Foreign equity fair value pricing procedures utilized by the Fund may cause certain non-U.S. equity holdings to be fair valued on the basis of fair value factors provided by a pricing service to reflect any significant market movements between the time the Fund values such securities and the earlier closing of foreign markets.

The Fund’s use of fair value pricing may cause the NAV of Fund shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Fair value is defined as the price that the Fund would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund’s investments is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments may or may not be an indication of the risk associated with those investments. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

The following is a summary of the inputs used as of December 31, 2020 in valuing the Fund’s investments carried at value:

	Total	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Common Stock	$83,531,624	$83,531,624	$—	$—
Exchange-Traded Funds	8,262,387	8,262,387	—	—
Preferred Securities— $25 Par Value	894,068	894,068	—	—
Preferred Securities— Capital Securities	5,112,994	—	5,112,994	—
Corporate Bonds	7,162,777	—	7,162,777	—
U.S. Treasury Inflation Protected Bonds	403,626	—	403,626	—
Short-Term Investments	43,208,990	—	43,208,990	—
Purchased Option Contracts	46,250	46,250	—	—

Total Investments in Securities[a]	$148,622,716	$92,734,329	$55,888,387	$—

Futures Contracts	$3,284,396	$3,284,396	$—	$—

Total Derivative Assets[a]	$3,284,396	$3,284,396	$—	$—

Futures Contracts	$(966,754)	$(966,754)	$—	$—
Written Option Contracts	(18,165)	(18,165)	—	—

Total Derivative Liabilities[a]	$(984,919)	$(984,919)	$—	$—

[a]	Portfolio holdings are disclosed individually on the Consolidated Schedule of Investments.

Security Transactions, Investment Income and Expense Allocations: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income, which includes the amortization of premiums and accretion of discounts, is recorded on the accrual basis. Inflation adjustments to the principal amount of inflation-adjusted

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securities are reflected as interest income or reductions to interest income. Dividend income is recorded on the ex-dividend date, except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Distributions from REITs are recorded as ordinary income, net realized capital gain or return of capital based on information reported by the REITs and management’s estimates of such amounts based on historical information. These estimates are adjusted when the actual source of distributions is disclosed by the REITs and actual amounts may differ from the estimated amounts. Distributions from Master Limited Partnerships (MLPs) are recorded as income and return of capital based on information reported by the MLPs and management’s estimates of such amounts based on historical information. These estimates are adjusted when the actual source of distributions is disclosed by the MLPs and actual amounts may differ from the estimated amounts. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign currency transaction gains or losses arise from sales of foreign currencies, (excluding gains and losses on forward foreign currency exchange contracts, which are presented separately, if any) currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency translation gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates. Pursuant to U.S. federal income tax regulations, certain foreign currency gains/losses included in realized and unrealized gains/losses are included in or are a reduction of ordinary income for federal income tax purposes.

Futures Contracts: The Fund uses futures contracts in order to gain exposure to the underlying commodities markets. Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as change in unrealized appreciation or depreciation on futures in the Consolidated Statement of Operations. Realized gain or loss, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, is reported in the Consolidated Statement of Operations

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

at the closing or expiration of the futures contract. Securities deposited as initial margin are designated as such on the Consolidated Schedule of Investments and cash deposited is recorded on the Consolidated Statement of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Consolidated Statement of Assets and Liabilities.

The Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss, up to the notional value of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. With exchange traded futures contracts, the exchange or board of trade acts as the counterparty to futures transactions; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. Additionally, credit risk exists in exchange traded futures contracts with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of certain positions. In certain circumstances, the futures commission merchant (FCM) can require additional margin on the futures contracts which would subject the Fund to counterparty credit risk with the FCM.

Morgan Stanley & Co. LLC serves as the Fund’s FCM for the purpose of trading in commodity futures contracts, options and interests therein.

U.S. Treasury Inflation-Protected Securities: U.S. Treasury Inflation-Protected Securities (TIPS) are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of TIPS will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will increase or decrease, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed security will be included as interest income in the Consolidated Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original principal upon maturity (as adjusted for inflation) is guaranteed in the case of TIPS.

Options: The Fund may purchase and write exchange-listed and OTC put or call options on securities, stock indices and other financial instruments for hedging purposes, to enhance portfolio returns and/or reduce overall volatility.

When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is recorded on the Consolidated Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When an option expires, the Fund realizes a gain on the option to the extent of the premium received. Premiums received from writing options which are exercised or closed are added to or offset against the proceeds

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium reduces the cost basis of the security purchased by the Fund. If a call option is exercised, the premium is added to the proceeds of the security sold to determine the realized gain or loss. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the underlying investment. Other risks include the possibility of an illiquid options market or the inability of the counterparties to fulfill their obligations under the contracts.

Put and call options purchased are accounted for in the same manner as portfolio securities. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed. The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract.

Dividends and Distributions to Shareholders: Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. Dividends from net investment income, if any, are declared and paid semi-annually. Net realized capital gains, unless offset by any available capital loss carryforward, are typically distributed to shareholders at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date and are automatically reinvested in full and fractional shares of the Fund based on the NAV per share at the close of business on the payable date, unless the shareholder has elected to have them paid in cash.

Dividends from net investment income are subject to recharacterization for tax purposes. Based upon the results of operations for the year ended December 31, 2020, a portion of the dividends have been reclassified to distributions from net realized gain.

Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company (RIC), if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to RICs, and by distributing substantially all of its taxable earnings to its shareholders. Also, in order to avoid the payment of any federal excise taxes, the Fund will distribute substantially all of its net investment income and net realized gains on a calendar year basis. Accordingly, no provision for federal income or excise tax is necessary. Dividend and interest income from holdings in non-U.S. securities is recorded net of non-U.S. taxes paid. Management has analyzed the Fund’s tax positions taken on federal and applicable state income tax returns as well as its tax positions in non-U.S. jurisdictions in which it trades for all open tax years and has concluded that as of December 31, 2020, no additional provisions for income tax are required in the Fund’s consolidated financial statements. The Fund’s tax positions for the tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service, state departments of revenue and by foreign tax authorities.

The Subsidiary is classified as a controlled foreign corporation under the Internal Revenue Code. The Subsidiary’s taxable income, including net gains, is included, as ordinary income, in the calculation of the Fund’s taxable income. Net losses of the Subsidiary are not deductible by the Fund either in the current period or carried forward to future periods.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

Note 2. Investment Advisory, Administration Fees and Other Transactions with Affiliates

Investment Advisory Fees: Cohen & Steers Capital Management, Inc. serves as the Fund’s and Subsidiary’s investment advisor pursuant to an investment advisory agreement (the investment advisory agreement). Under the terms of the investment advisory agreement, the investment advisor provides the Fund with day-to-day investment decisions and generally manages the Fund’s investments in accordance with the stated policies of the Fund, subject to the supervision of the Board of Directors.

For the services provided to the Fund, the investment advisor receives a fee, accrued daily and paid monthly, at an annual rate of 0.75% of the average daily net assets of the Fund.

For the year ended December 31, 2020 and through June 30, 2022, the investment advisor has contractually agreed to waive its fee and/or reimburse expenses so that the Fund’s total annual operating expenses, which include the expenses of the Subsidiary (excluding acquired fund fees and expenses, taxes and extraordinary expenses), do not exceed 1.15% for Class A shares, 1.80% for Class C shares, 0.80% for Class I shares, 1.30% for Class R shares and 0.80% for Class Z shares . This contractual agreement can only be amended or terminated by agreement of the Fund’s Board of Directors and the investment advisor and will terminate automatically in the event of termination of the investment advisory agreement between the investment advisor and the Fund. For the year ended December 31, 2020, fees waived and/or expenses reimbursed totaled $661,183.

Under subadvisory agreements between the investment advisor and each of Cohen & Steers Asia Limited and Cohen & Steers UK Limited (collectively, the subadvisors), affiliates of the investment advisor, the subadvisors are responsible for managing the Fund’s investments in certain non-U.S. holdings. For their services provided under the subadvisory agreements, the investment advisor (not the Fund) pays the subadvisors. The investment advisor allocates 50% of the investment advisory fee received from the Fund among itself and each subadvisor based on the portion of the Fund’s average daily net assets managed by the investment advisor and each subadvisor.

Administration Fees: The Fund has entered into an administration agreement with the investment advisor under which the investment advisor performs certain administrative functions for the Fund and receives a fee, accrued daily and paid monthly, at the annual rate of 0.08% of the average daily net assets of the Fund. For the year ended December 31, 2020, the Fund incurred $86,659 in fees under this administration agreement. Additionally, the Fund pays State Street Bank and Trust Company as co-administrator under a fund accounting and administration agreement.

Distribution Fees: Shares of the Fund are distributed by Cohen & Steers Securities, LLC (the distributor), an affiliated entity of the investment advisor. The Fund has adopted a distribution and service plan (the plan) pursuant to Rule 12b-1 under the 1940 Act, which allows the Fund to pay distribution fees for the sale and distribution of its shares. The plan provides that the Fund will pay the distributor a fee, accrued daily and paid monthly, at an annual rate of up to 0.25% of the average daily net assets attributable to Class A shares, up to 0.75% of the average daily net assets attributable to Class C shares and up to 0.50% of the average daily net assets attributable to Class R shares. In addition, with respect to Class R shares, such amounts may also be used to pay for services to Fund shareholders or services related to the maintenance of shareholder accounts.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

There is a maximum initial sales charge of 4.50% for Class A shares. There is a contingent deferred sales charge (CDSC) of 1.00% on purchases of $1 million or more of Class A shares, which applies if redemption occurs within one year from purchase. There is a maximum CDSC of 1.00% on Class C shares, which applies if redemption occurs within one year from purchase. For the year ended December 31, 2020, the Fund has been advised that the distributor received $1,300, which represents a portion of the sales commissions paid by shareholders from the sale of Class A shares, and $0, and $130 of CDSC relating to redemptions of Class A and Class C shares, respectively. The distributor has advised the Fund that proceeds from the CDSC on this class are used by the distributor to defray its expenses related to providing distribution-related services to the Fund in connection with the sale of this class, including payments to dealers and other financial intermediaries for selling this class. The payment of a CDSC may result in the distributor receiving amounts greater or less than the upfront commission paid by the distributor to the financial intermediary.

Shareholder Servicing Fees: For shareholder services, the Fund pays the distributor or its affiliates a fee, accrued daily, at an annual rate of up to 0.10% of the average daily net assets of the Fund’s Class A and Class I shares and up to 0.25% of the average daily net assets of the Fund’s Class C shares. The distributor is responsible for paying qualified financial institutions for shareholder services.

Directors’ and Officers’ Fees: Certain directors and officers of the Fund are also directors, officers and/or employees of the investment advisor. The Fund does not pay compensation to directors and officers affiliated with the investment advisor except for the Chief Compliance Officer, who received compensation from the investment advisor, which was reimbursed by the Fund, in the amount of $707 for the year ended December 31, 2020.

Note 3. Purchases and Sales of Securities

Purchases and sales of securities and U.S. government obligations, excluding short-term investments, for the year ended December 31, 2020 were as follows:

	Securities	U.S. Government Obligations	Total
Purchases	$127,473,969	$158,939	$127,632,908
Sales	108,329,908	484,735	108,814,643

Note 4. Derivative Investments

The following tables present the value of derivatives held at December 31, 2020 and the effect of derivatives held during the year ended December 31, 2020, along with the respective location in the consolidated financial statements.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

Consolidated Statement of Assets and Liabilities

Derivatives	Assets			Liabilities
	Location	Fair Value		Location	Fair Value
Commodity Risk:
Futures Contracts[a]	Receivable for variation margin on futures contracts	$2,317,642	[b]	—	$—
Purchased Option Contracts—Exchange-Traded[a]	Investments in securities	46,250		—	—
Written Option Contracts—Exchange-Traded[a]	—	—		Written option contracts	18,165

[a]	Not subject to a master netting agreement or another similar arrangement.
[b]

Amount represents the cumulative appreciation on futures contracts as reported on the Consolidated Schedule of Investments. The Consolidated Statement of Assets and Liabilities only reflects the current day variation margin payable to broker.

Consolidated Statement of Operations

Derivatives	Location	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)
Commodity Risk:
Futures Contracts	Net Realized and Unrealized Gain (Loss)	$(2,573,334)	$1,805,349
Purchased Option Contracts—Exchange-Traded[a]	Net Realized and Unrealized Gain (Loss)	(87,163)	(85,985)
Written Option Contracts—Exchange-Traded	Net Realized and Unrealized Gain (Loss)	14,058	43,740

[a]	Purchased options are included in net realized gain (loss) and change in unrealized appreciation (depreciation) on investments in securities.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

The following summarizes the volume of the Fund’s futures contracts and option contracts activity during the year ended December 31, 2020:

Futures Contracts
Average Notional Amount—Long	$39,812,707
Average Notional Amount—Short	(10,861,247)

	Purchased Option Contracts	Written Option Contracts
Average Notional Amount[a,b]	$4,899,480	$7,834,220

[a]

Average notional amounts represent the average for all months in which the Fund had option contracts outstanding at month end. For the period, this represents ten months for purchased option contracts and six months for written option contracts.

[b]	Notional amount is calculated using the number of contracts multiplied by notional contract size multiplied by the underlying price.

Note 5. Income Tax Information

The tax character of dividends and distributions paid was as follows:

	For the Year Ended December 31,
	2020	2019
Ordinary income	$1,721,694	$3,218,479
Long-term capital gain	368,294	300,482

Total dividends and distributions	$2,089,988	$3,518,961

As of December 31, 2020, the tax-basis components of accumulated earnings, the federal tax cost and net unrealized appreciation (depreciation) in value of investments held were as follows:

Cost of investments in securities for federal income tax purposes	$133,884,777

Gross unrealized appreciation on investments	$15,033,858
Gross unrealized depreciation on investments	(348,404)

Net unrealized appreciation (depreciation) on investments	$14,685,454

Undistributed ordinary income	$903,383

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

As of December 31, 2020, the Fund has a net capital loss carryforward of $2,657,787 which may be used to offset future capital gains. These losses are a short-term capital loss carryforward of $2,657,787, which under current federal income tax rules, may offset capital gains recognized in any future period.

As of December 31, 2020, the Fund had temporary book/tax differences primarily attributable to wash sales on portfolio securities and unrealized gain on passive foreign investment companies and permanent book/tax differences primarily attributable to Subsidiary losses. To reflect reclassifications arising from the permanent differences, paid-in capital was charged $1,551,769 and total distributable earnings/(accumulated loss) was credited $1,551,769. Net assets were not affected by this reclassification.

Note 6. Capital Stock

The Fund is authorized to issue 1.4 billion shares of capital stock, at a par value of $0.001 per share, classified in six classes as follows: 200 million of Class A capital stock, 200 million of Class C capital stock, 200 million of Class F capital stock, 400 million of Class I capital stock, 200 million of Class R capital stock and 200 million of Class Z capital stock. Class F shares are currently not available for purchase. The Fund’s Board of Directors may increase or decrease the aggregate number of shares of common stock that the Fund has authority to issue. With the exception of Class C shares held through certain intermediaries, as noted in a supplement dated August 13, 2020 to the Fund’s prospectus and statement of additional information, effective September 15, 2020, Class C shares will automatically convert into Class A shares on a monthly basis approximately eight years after the original date of purchase. Transactions in Fund shares were as follows:

	For the Year Ended December 31, 2020		For the Year Ended December 31, 2019
	Shares	Amount	Shares	Amount
Class A:
Sold	255,311	$2,170,225	181,158	$1,653,280
Issued as reinvestment of dividends and distributions	11,132	93,232	27,281	248,369
Redeemed	(493,267)	(4,147,504)	(210,128)	(1,904,801)

Net increase (decrease)	(226,824)	$(1,884,047)	(1,689)	$(3,152)

Class C:
Sold	26,175	$231,816	16,861	$151,071
Issued as reinvestment of dividends and distributions	2,080	17,212	5,635	51,181
Redeemed	(195,774)	(1,616,791)	(166,223)	(1,492,168)

Net increase (decrease)	(167,519)	$(1,367,763)	(143,727)	$(1,289,916)

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

	For the Year Ended December 31, 2020		For the Year Ended December 31, 2019
	Shares	Amount	Shares	Amount
Class I:
Sold	7,895,061	$65,199,976	4,093,463	$37,014,526
Issued as reinvestment of dividends and distributions	191,468	1,634,622	260,316	2,373,077
Redeemed	(4,409,320)	(35,130,168)	(6,898,092)	(62,462,794)

Net increase (decrease)	3,677,209	$31,704,430	(2,544,313)	$(23,075,191)

Class R:
Sold	—	$—	1	$10
Issued as reinvestment of dividends and distributions	87	742	154	1,413
Redeemed	(1)	(9)	(801)	(7,107)

Net increase (decrease)	86	$733	(646)	$(5,684)

Class Z:
Sold	95,242	$778,618	264,888	$2,389,583
Issued as reinvestment of dividends and distributions	8,547	72,008	12,304	111,947
Redeemed	(64,567)	(528,204)	(41,599)	(374,448)

Net increase (decrease)	39,222	$322,422	235,593	$2,127,082

Note 7. Other Risks

Common Stock Risk: While common stocks have historically generated higher average returns than fixed-income securities over the long-term, common stocks have also experienced significantly more volatility in those returns, although under certain market conditions, fixed-income investments may have comparable or greater price volatility. The value of common stocks and other equity securities will fluctuate in response to developments concerning the company, political and regulatory circumstances, the stock market, and the economy. In the short term, stock prices can fluctuate dramatically in response to these developments. Different parts of the market and different types of equity securities can react differently to these developments. For example, stocks of large companies can react differently than stocks of smaller companies, and value stocks (stocks of companies that are undervalued by various measures and have potential for long-term capital appreciation), can react differently from growth stocks (stocks of companies

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with attractive cash flow returns on invested capital and earnings that are expected to grow). These developments can affect a single company, all companies within the same industry, economic sector or geographic region, or the stock market as a whole.

Commodities Risk: Investing in physical commodities, either directly or through complex instruments such as commodity futures contracts and options on commodity futures contracts presents unique risks, is speculative and can be extremely volatile. Market prices of commodities may fluctuate rapidly based on numerous factors including: drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. Because the Fund has a significant portion of its assets concentrated in commodity-related derivative instruments, developments affecting commodities may have a disproportionate impact on the Fund. The Fund’s investment in commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities, particularly if the instruments involve leverage. The value of commodity-related derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity. The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, counterparty risk, leverage risk and liquidity risk. In addition, the relationships between various commodities and related derivatives may not behave as expected. Use of leveraged commodity-related derivatives, if any, creates an opportunity for increased return but, at the same time, creates the possibility for greater loss (including the likelihood of greater volatility of the Fund’s net asset value).

Investments in commodity futures contracts and options on commodity futures contracts have a high degree of price variability and are subject to rapid and substantial price changes. Such investments could incur significant losses. There can be no assurance that the options strategy will be successful.

The use of options on commodity futures contracts is to enhance risk-adjusted total returns. The use of options, however, may not provide any, or only partial, protection for market declines. The return performance of the commodity futures contracts may not parallel the performance of the commodities or indexes that serve as the basis for the options it buys or sells; this basis risk may reduce overall returns.

Preferred Securities Risk: Preferred securities are subject to credit risk, which is the risk that a security will decline in price, or the issuer of the security will fail to make dividend, interest or principal payments when due, because the issuer experiences a decline in its financial status. Preferred securities are also subject to interest rate risk and may decline in value because of changes in market interest rates. The Fund may be subject to a greater risk of rising interest rates than would normally be the case in an environment of low interest rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. In addition, an issuer may be permitted to defer or omit distributions. Preferred securities are also generally subordinated to bonds and other debt instruments in a company’s capital structure. During periods of declining interest rates, an issuer may be able to exercise an option to redeem (call) its issue at par earlier than scheduled, and the Fund may be forced to reinvest in lower yielding securities. Certain preferred securities may be substantially less liquid than many other securities, such as common stocks. Generally, preferred security holders have no voting rights with respect to the issuing company unless certain events occur. Certain preferred

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securities may give the issuers special redemption rights allowing the securities to be redeemed prior to a specified date if certain events occur, such as changes to tax or securities laws.

Real Estate Market Risk: Risks of investing in real estate securities include falling property values due to increasing vacancies, declining rents resulting from economic, legal, tax, political or technological developments, lack of liquidity, limited diversification, and sensitivity to certain economic factors such as interest-rate changes and market recessions. Real estate company prices also may drop because of the failure of borrowers to pay their loans and poor management, and residential developers, in particular, could be negatively impacted by falling home prices, slower mortgage origination and rising construction costs. The risks of investing in REITs are similar to those associated with direct investments in real estate securities.

REIT Risk: In addition to the risks of securities linked to the real estate industry, REITs are subject to certain other risks related to their structure and focus. REITs are dependent upon management skills and generally may not be diversified. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, REITs could possibly fail to (i) qualify for pass-through of income under applicable tax law, or (ii) maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

Small- and Medium-Sized Companies Risk: Real estate companies in the industry tend to be small- to medium-sized companies in relation to the equity markets as a whole. There may be less trading in a smaller company’s stock, which means that buy and sell transactions in that stock could have a larger impact on the stock’s price than is the case with larger company stocks. Smaller companies also may have fewer lines of business so that changes in any one line of business may have a greater impact on a smaller company’s stock price than is the case for a larger company. Further, smaller company stocks may perform differently in different cycles than larger company stocks. Accordingly, real estate company shares can, and at times will, perform differently than large company stocks.

Natural Resources Risk: The Fund’s investments in securities of natural resource companies involve risks. The market value of securities of natural resource companies may be affected by numerous factors, including events occurring in nature, inflationary pressures and international politics. Because the Fund invests significantly in natural resource companies, there is the risk that the Fund will perform poorly during a downturn in the natural resource sector. For example, events occurring in nature (such as earthquakes or fires in prime natural resource areas) and political events (such as coups, military confrontations or acts of terrorism) can affect the overall supply of a natural resource and the value of companies involved in such natural resource. Political risks and the other risks to which foreign securities are subject may also affect domestic natural resource companies if they have significant operations or investments in foreign countries. Rising interest rates and general economic conditions may also affect the demand for natural resources.

Infrastructure Companies Risk: Securities and instruments of infrastructure companies are more susceptible to adverse economic or regulatory occurrences affecting their industries. Infrastructure companies may be subject to a variety of factors that may adversely affect their business or operations,

COHEN & STEERS REAL ASSETS FUND, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

including high interest costs in connection with capital construction and improvement programs, high leverage, costs associated with environmental and other regulations, the effects of economic slowdown, surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. Infrastructure companies may also be affected by or subject to high interest costs in connection with capital construction and improvement programs; difficulty in raising capital in adequate amounts on reasonable terms in periods of high inflation and unsettled capital markets; inexperience with and potential losses resulting from a developing deregulatory environment; costs associated with compliance with and changes in environmental and other regulations; regulation by various government authorities; government regulation of rates charged to customers; service interruption due to environmental, operational or other mishaps; the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards; technological innovations that may render existing plants, equipment or products obsolete; and general changes in market sentiment towards infrastructure and utilities assets.

Gold and Other Precious Metals Risk: Investments related to gold and other precious metals are considered speculative and are affected by a variety of worldwide economic, financial and political factors. The price of gold and other precious metals may fluctuate sharply over short periods of time due to changes in inflation or expectations regarding inflation in various countries, the availability of supplies of gold and other precious metals, changes in industrial and commercial demand, gold and other precious metals sales by governments, central banks or international agencies, investment speculation, monetary and other economic policies of various governments and government restrictions on private ownership of gold and other precious metals. No income is derived from holding physical gold or other precious metals, which is unlike securities that may pay dividends or make other current payments. Although the Fund has contractual protections with respect to the credit risk of their custodian, gold held in physical form (even in a segregated account) involves the risk of delay in obtaining the assets in the case of bankruptcy or insolvency of the custodian. This could impair disposition of the assets under those circumstances. If it holds physical gold, the Fund is also subject to an increased risk of loss and expense in connection with the transportation of such assets to and from the Fund’s custodian. In addition, gains derived from trading in gold and other precious metals may result in negative tax consequences due to appreciation in value, which could limit the ability of the Fund to sell its holdings of physical gold and certain ETFs at the desired time.

Foreign (Non-U.S.) and Emerging Market Securities Risk: The Fund directly purchases securities of foreign issuers. Risks of investing in foreign securities, which can be expected to be greater for investments in emerging markets, include currency risks, future political and economic developments and possible imposition of foreign withholding taxes on income or proceeds payable on the securities. In addition, there may be less publicly available information about a foreign issuer than about a domestic issuer, and foreign issuers may not be subject to the same accounting, auditing and financial recordkeeping standards and requirements as domestic issuers. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

COHEN & STEERS REAL ASSETS FUND, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

Derivatives Risk: The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, counterparty risk, leverage risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. In addition, the use of derivatives to hedge the Fund’s foreign currency risks may reduce returns or increase volatility, perhaps substantially.

Tax Risk: The Fund’s ability to make direct and indirect investments in commodity-related derivative instruments and certain related investments, is limited by the Fund’s intention to qualify as a RIC under the Internal Revenue Code of 1986; if the Fund does not appropriately limit such investments or if such investments are recharacterized for U.S. tax purposes, the Fund’s status as a RIC may be jeopardized. The Fund’s investment in the Subsidiary is intended to provide additional exposure to commodities while allowing the Fund to satisfy the requirements applicable to RICs. If the Fund were to fail to qualify as a RIC in any taxable year, and were ineligible to or otherwise did not cure such failure, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net long-term capital gains, would be taxable to shareholders as dividend income.

Subsidiary Risk: By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The types of derivatives and other investments held by the Subsidiary generally are similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. The Subsidiary is not registered under the 1940 Act and is not subject to all of the investor protections of the 1940 Act.

Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary are organized, respectively, could result in the inability of the Fund and/or the Subsidiary to operate as described in the Prospectus and the statement of additional information (SAI) and could negatively affect the Fund and its shareholders. For example, Cayman Islands law does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands governmental authority taxes, the Fund’s shareholders would likely suffer decreased investment returns.

Geopolitical Risk: Occurrence of global events similar to those in recent years, such as war, terrorist attacks, natural or environmental disasters, country instability, infectious disease epidemics, such as that caused by the COVID-19 virus, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers and other governmental trade or market control programs, the potential exit of a country from its respective union and related geopolitical events, may result in market volatility and may have long-lasting impacts on both the U.S. and global financial markets. Additionally, those events, as well as other changes in foreign and domestic political and economic conditions, could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, secondary trading, credit ratings, inflation, investor sentiment and other factors affecting the value of the Fund’s investments.

COHEN & STEERS REAL ASSETS FUND, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

An outbreak of respiratory disease caused by a novel coronavirus designated as COVID-19 has resulted in, among other things, extreme volatility in the financial markets and severe losses, reduced liquidity of many instruments, significant travel restrictions, significant disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, service and event cancellations, reductions and other changes, strained healthcare systems, as well as general concern and uncertainty. The impact of the COVID-19 outbreak has negatively affected the global economy, the economies of individual countries, and the financial performance of individual issuers, sectors, industries, asset classes, and markets in significant and unforeseen ways. Pandemics may also exacerbate other pre-existing political, social, economic, market and financial risks. The effects of the outbreak in developing or emerging market countries may be greater due to less established health care systems and supply chains. The COVID-19 pandemic and its effects may result in a sustained economic downturn or a global recession, ongoing market volatility and/or decreased liquidity in the financial markets, exchange trading suspensions and closures, higher default rates, domestic and foreign political and social instability and damage to diplomatic and international trade relations. While some vaccines have been developed and approved for use by various governments, the political, social, economic, market and financial risks of COVID-19 could persist for years to come. The foregoing could impair the Fund’s ability to maintain operational standards (such as with respect to satisfying redemption requests), disrupt the operations of the Fund’s service providers, adversely affect the value and liquidity of the Fund’s investments, and negatively impact the Fund’s performance and your investment in the Fund.

On January 31, 2020, the United Kingdom (UK) withdrew from the European Union (EU) (referred to as Brexit), commencing a transition period that ended on December 31, 2020. On January 1, 2021, the EU-UK Trade and Cooperation Agreement, a bilateral trade and cooperation deal governing the future relationship between the UK and the EU, provisionally went into effect. The UK Parliament has already ratified the agreement and the EU Parliament has until February 28, 2021 to do the same. Brexit has resulted in volatility in European and global markets and could have negative long-term impacts on financial markets in the UK and throughout Europe. There is considerable uncertainty about the potential consequences of Brexit, the EU-UK Trade and Cooperation Agreement, how future negotiations of trade relations will proceed, and how the financial markets will react to all of the preceding. As this process unfolds, markets may be further disrupted. Given the size and importance of the UK’s economy, uncertainty about its legal, political and economic relationship with the remaining member states of the EU may continue to be a source of instability.

Growing tensions, including trade disputes, between the United States and other nations, or among foreign powers, and possible diplomatic, trade or other sanctions could adversely impact the global economy, financial markets and the Fund. The strengthening or weakening of the U.S. dollar relative to other currencies may, among other things, adversely affect the Fund’s investments denominated in non-U.S. dollar currencies. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have, and the duration of those effects.

COHEN & STEERS REAL ASSETS FUND, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

Regulatory Risk: The U.S. government has proposed and adopted multiple regulations that could have a long-lasting impact on the Fund and on the fund industry in general. The SEC’s final rules, related requirements and amendments that modernize reporting and disclosure, along with other potential upcoming regulations, could, among other things, restrict the Fund’s ability to engage in transactions, and/or increase overall expenses of the Fund. In addition, the SEC, Congress, various exchanges and regulatory and self-regulatory authorities, both domestic and foreign, have undertaken reviews of the use of derivatives by registered investment companies, which could affect the nature and extent of instruments used by the Fund. While the full extent of all of these regulations is still unclear, these regulations and actions may adversely affect both the Fund and the instruments in which the Fund invests and its ability to execute its investment strategy. Similarly, regulatory developments in other countries may have an unpredictable and adverse impact on the Fund.

The SEC has adopted a new rule that will replace present SEC and SEC staff regulatory guidance related to limits on a registered investment company’s use of derivative instruments and certain other transactions, such as short sales and reverse repurchase agreements. The rule, among other things, will limit the ability of the Fund to enter into derivative transactions and certain other transactions, which may substantially curtail the Fund’s ability to use derivatives as part of the Fund’s investment strategy and could ultimately prevent the Fund from being able to achieve its investment goals.

LIBOR Risk: Many financial instruments are tied to the London Interbank Offered Rate, or “LIBOR,” to determine payment obligations, financing terms, hedging strategies, or investment value. LIBOR is the offered rate for short-term Eurodollar deposits between major international banks. In 2017 the head of the UK Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. Alternatives to LIBOR are in development in many major financial markets. For example, the U.S. Federal Reserve has begun publishing a Secured Overnight Financing Rate (SOFR), a broad measure of secured overnight U.S. Treasury repo rates, as a possible replacement for U.S. dollar LIBOR. Bank working groups and regulators in other countries have suggested other alternatives for their markets, including the Sterling Overnight Interbank Average Rate (SONIA) in England. Other countries are introducing their own local-currency-denominated alternative reference rates for short-term lending and global consensus on alternative rates is lacking. The administrator of LIBOR announced a delay in the phase out of a majority of the U.S. dollar LIBOR publications until mid-2023, with the remainder of LIBOR publications to end at the end of 2021. There remains uncertainty and risk regarding the willingness and ability of issuers and lenders to include enhanced provisions in new and existing contracts or instruments, the suitability of the proposed replacement rates, and the process for amending existing contracts and instruments remains unclear. As such, the transition away from LIBOR may lead to increased volatility and illiquidity in markets that are tied to LIBOR, reduced values of, inaccurate valuations of, and miscalculations of payment amounts for LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and reduced effectiveness of hedging strategies, adversely affecting the Fund’s performance or NAV. In addition, any alternative reference rate may be an ineffective substitute resulting in prolonged adverse market conditions for the Fund. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the cessation of LIBOR publications.

COHEN & STEERS REAL ASSETS FUND, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

Large Shareholder Risk: The Fund may have one or more large shareholders or a group of shareholders investing in Fund shares indirectly through an account, platform or program sponsored by a financial institution. Investment and asset allocation decisions by such financial institutions regarding the account, platform or program through which multiple shareholders invest may result in subscription and redemption decisions that have a significant impact on the assets, expenses and trading activities of the Fund. Such a decision may cause the Fund to sell assets (or invest cash) at disadvantageous times or prices, increase or accelerate taxable gains or transaction costs and may negatively affect the Fund’s NAV, performance, or ability to satisfy redemptions in a timely manner.

This is not a complete list of the risks of investing in the Fund. For additional information concerning the risks of investing in the Fund, please consult the Fund’s prospectus.

Note 8. Other

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

The Fund and its Subsidiary are commodity pools under the Commodity Exchange Act. The investment advisor has registered with the CFTC as a commodity pool operator with respect to the Fund and the Subsidiary. Because of its management of other strategies, the Fund’s investment advisor is also registered with the CFTC as a commodity trading advisor. The CFTC has neither reviewed nor approved the Fund’s investment strategies.

Note 9. Subsequent Events

Management has evaluated events and transactions occurring after December 31, 2020 through the date that the consolidated financial statements were issued, and has determined that no additional disclosure in the consolidated financial statements is required.

COHEN & STEERS REAL ASSETS FUND, INC.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of

Cohen & Steers Real Assets Fund, Inc.

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of Cohen & Steers Real Assets Fund, Inc. and its subsidiary (the “Fund”) as of December 31, 2020, the related consolidated statement of operations for the year ended December 31, 2020, the consolidated statement of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the consolidated financial highlights for each of the five years in the period ended December 31, 2020 (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period ended December 31, 2020 and the financial highlights for each of the five years in the period ended December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These consolidated financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

New York, New York

February 22, 2021

We have served as the auditor of one or more investment companies in the Cohen & Steers family of mutual funds since 1991.

COHEN & STEERS REAL ASSETS FUND, INC.

TAX INFORMATION—2020 (Unaudited)

For the calendar year ended December 31, 2020, for individual taxpayers, the Fund designates $1,414,148 as qualified dividend income eligible for reduced tax rates, long-term capital gain distributions of $368,294 taxable at the maximum 20% rate and $361,671 as qualified business income eligible for the 20% deduction. In addition, for corporate taxpayers, 19.23% of the ordinary dividends paid qualified for the dividends received deduction (DRD).

The Fund has elected, pursuant to Section 853 of the Internal Revenue Code, to pass through foreign taxes of $98,806. The Fund generated net foreign source income of $1,234,674 with respect to this election.

OTHER INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 800-330-7348, (ii) on our website at cohenandsteers.com or (iii) on the SEC’s website at http://www.sec.gov. In addition, the Fund’s proxy voting record for the most recent 12-month period ended June 30 is available by August 31 of each year (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC’s website at http://www.sec.gov.

Disclosures of the Fund’s complete holdings are required to be made monthly on Form N-PORT, with every third month made available to the public by the SEC 60 days after the end of the Fund’s fiscal quarter. Previously, the Fund filed its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which has now been rescinded. Both the Fund’s Form N-Q and Form N-PORT are available (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC’s website at http://www.sec.gov.

Please note that distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund’s investment company taxable income and net realized gains. Distributions in excess of the Fund’s net investment company taxable income and realized gains are a return of capital distributed from the Fund’s assets. The final tax treatment of all distributions is reported to shareholders on their 1099-DIV forms, which are mailed after the close of each calendar year.

Change to the Size of the Board of Directors

On January 26, 2021, the Board of Directors voted to set the number of directors on the Fund’s Board of Directors to nine.

COHEN & STEERS REAL ASSETS FUND, INC.

MANAGEMENT OF THE FUND

The business and affairs of the Fund are managed under the direction of the Board of Directors. The Board of Directors approves all significant agreements between the Fund and persons or companies furnishing services to it, including the Fund’s agreements with its investment advisor, administrator, co-administrator, custodian and transfer agent. The management of the Fund’s day-to-day operations is delegated to its officers, the investment advisor, administrator and co-administrator, subject always to the investment objective and policies of the Fund and to the general supervision of the Board of Directors.

The Board of Directors and officers of the Fund and their principal occupations during at least the past five years are set forth below. The statement of additional information (SAI) includes additional information about fund directors and is available, without charge, upon request by calling 800-330-7348.

Name, Address and Year of Birth[1]	Position(s) Held With Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]

Interested Directors[4]

Robert H. Steers[5] 1953	Director, Chairman	Until Next Election of Directors	Chief Executive Officer of Cohen & Steers Capital Management, Inc. (CSCM or the Advisor) and its parent, Cohen & Steers, Inc. (CNS) since 2014. Prior to that, Co- Chairman and Co-Chief Executive Officer of the Advisor since 2003 and CNS since 2004. Prior to that, Chairman of the Advisor; Vice President of Cohen & Steers Securities, LLC.	21	Since 1991

Joseph M. Harvey[5] 1963	Director	Until Next Election of Directors	President of the Advisor (since 2003) and President of CNS (since 2004). Chief Investment Officer of CSCM from 2003 to 2019. Prior to that, Senior Vice President and Director of Investment Research of CSCM.	21	Since 2014

(table continued on next page)

COHEN & STEERS REAL ASSETS FUND, INC.

(table continued from previous page)

Name, Address and Year of Birth[1]	Position(s) Held With Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]

Disinterested Directors

Michael G. Clark 1965	Director	Until Next Election of Directors	From 2006 to 2011, President and Chief Executive Officer of DWS Funds and Managing Director of Deutsche Asset Management.	21	Since 2011

George Grossman 1953	Director	Until Next Election of Directors	Attorney-at-law.	21	Since 1993

Dean A. Junkans 1959	Director	Until Next Election of Directors	CFA; Advisor to SigFig (a registered investment advisor) since July, 2018; Adjunct Professor and Executive–In–Residence, Bethel University since 2015; Chief Investment Officer at Wells Fargo Private Bank from 2004 to 2014 and Chief Investment Officer of the Wealth, Brokerage and Retirement group at Wells Fargo & Company from 2011 to 2014; former Member and Chair, Claritas Advisory Committee at the CFA Institute from 2013 to 2015; Board Member and Investment Committee member, Bethel University Foundation since 2010; formerly Corporate Executive Board Member of the National Chief Investment Officers Circle, 2010 to 2015; formerly, Member of the Board of Governors of the University of Wisconsin Foundation, River Falls, 1996 to 2004; U.S. Army Veteran, Gulf War.	21	Since 2015

(table continued on next page)

COHEN & STEERS REAL ASSETS FUND, INC.

(table continued from previous page)

Name, Address and Year of Birth[1]	Position(s) Held With Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]

Gerald J. Maginnis 1955	Director	Until Next Election of Directors	Philadelphia Office Managing Partner, KPMG LLP from 2006 to 2015; Partner in Charge, KPMG Pennsylvania Audit Practice from 2002 to 2008; President, Pennsylvania Institute of Certified Public Accountants (PICPA) from 2014 to 2015; Member, PICPA Board of Directors from 2012 to 2016; Member, Council of the American Institute of Certified Public Accountants (AICPA) from 2013 to 2017; Member, Board of Trustees of AICPA Foundation from 2015 to 2020; Board member and Audit Committee Chairman of inTEST Corporation since 2020.	21	Since 2015

Jane F. Magpiong 1960	Director	Until Next Election of Directors	President, Untap Potential since 2013; Board Member, Crespi High School from 2014 to 2017; Senior Managing Director, TIAA-CREF, from 2011 to 2013; National Head of Wealth Management, TIAA- CREF, from 2008 to 2011; and prior to that, President, Bank of America Private Bank from 2005 to 2008.	21	Since 2015

(table continued on next page)

COHEN & STEERS REAL ASSETS FUND, INC.

(table continued from previous page)

Name, Address and Year of Birth[1]	Position(s) Held With Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]

Daphne L. Richards 1966	Director	Until Next Election of Directors	Independent Director of Cartica Management, LLC since 2015; Investment Committee Member of the Berkshire Taconic Community Foundation since 2015 and Member of the Advisory Board of Northeast Dutchess Fund since 2016; President and CIO of Ledge Harbor Management since 2016; formerly, worked at Bessemer Trust Company from 1999 to 2014; prior thereto, held investment positions at Frank Russell Company from 1996 to 1999. Union Bank of Switzerland from 1993 to 1996; Credit Suisse from 1990 to 1993; and Hambros International Venture Capital Fund from 1988 to 1989.	21	Since 2017

C. Edward Ward, Jr 1946	Director	Until Next Election of Directors	Member of The Board of Trustees of Manhattan College, Riverdale, New York from 2004 to 2014. Formerly, Director of closed-end fund management for the NYSE where he worked from 1979 to 2004.	21	Since 2004

[1]	The address for each director is 280 Park Avenue, New York, NY 10017.
[2]	On March 12, 2008, the Board of Directors adopted a mandatory retirement policy stating a Director must retire from the Board on December 31st of the year in which he or she turns 75 years of age.
[3]	The length of time served represents the year in which the Director was first elected or appointed to any fund in the Cohen & Steers fund complex.
[4]	“Interested person” as defined in the 1940 Act, of the Fund because of affiliation with CSCM (Interested Directors).
[5]

Robert H. Steers, Chairman of the Board of Directors, is taking a medical leave of absence. In connection with Mr. Steers’ leave of absence, the Board of Directors has appointed Joseph M. Harvey as Acting Chairman of the Board.

COHEN & STEERS REAL ASSETS FUND, INC.

The officers of the Fund (other than Messrs. Steers and Harvey, whose biographies are provided above), their address, their year of birth and their principal occupations for at least the past five years are set forth below.

Name, Address and Year of Birth[1]	Position(s) Held With Fund	Principal Occupation During At Least the Past 5 Years	Length of Time Served[2]

Adam M. Derechin 1964	President and Chief Executive Officer	Chief Operating Officer of CSCM since 2003 and CNS since 2004.	Since 2005

James Giallanza 1966	Chief Financial Officer	Executive Vice President of CSCM since 2014. Prior to that, Senior Vice President of CSCM since 2006.	Since 2006

Dana A. DeVivo 1981	Secretary and Chief Legal Officer	Senior Vice President of CSCM since 2019. Prior to that, Vice President of CSCM since 2013.	Since 2015

Albert Laskaj 1977	Treasurer	Senior Vice President of CSCM since 2019. Prior to that Vice President of CSCM since 2015. Prior to that, Director of Legg Mason & Co. since 2013.	Since 2015

Stephen Murphy 1966	Chief Compliance Officer and Vice President	Senior Vice President of CSCM since 2019. Prior to that, Managing Director at Mirae Asset Securities (USA) Inc. since 2017. Prior to that, Vice President and Chief Compliance Officer of Weiss Multi-Strategy Advisers LLC since 2011.	Since 2019

Vincent L. Childers 1976	Vice President	Senior Vice President of CSCM since 2013. Prior to that, portfolio manager for real asset strategies at AllianceBernstein.	Since 2013

Jon Cheigh 1973	Vice President	Chief Investment Officer of CSCM since October 2019 and Executive Vice President of CSCM since 2012. Prior to that, Senior Vice President of CSCM since 2007.	Since 2007

Nick Koutsoftas 1973	Vice President	Senior Vice President of CSCM since 2013. Prior to that, Senior Vice President, co-portfolio manager and head of the Active Commodities strategy at GE Asset Management.	Since 2013

Benjamin Ross 1971	Vice President	Senior Vice President of CSCM since 2013. Prior to that, co-portfolio manager at GE Asset Management of the GE Active Commodities strategy since its 2006 inception.	Since 2013

William F. Scapell 1968	Vice President	Executive Vice President of CSCM since 2014. Prior to that, Senior Vice President of CSCM since 2003.	Since 2003

Jason A. Yablon 1979	Vice President	Senior Vice President of CSCM since 2014. Prior to that, Vice President of CSCM since 2008.	Since 2012

Yigal D. Jhirad 1964	Vice President	Senior Vice President of CSCM since 2007.	Since 2007

[1]	The address of each officer is 280 Park Avenue, New York, NY 10017.
[2]

Officers serve one-year terms. The length of time served represents the year in which the officer was first elected as an officer of any fund in the Cohen & Steers fund complex. All of the officers listed above are officers of one or more of the other funds in the complex.

COHEN & STEERS REAL ASSETS FUND, INC.

Cohen & Steers Privacy Policy

Facts	What Does Cohen & Steers Do With Your Personal Information?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Transaction history and account transactions

• Purchase history and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Cohen & Steers chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Cohen & Steers share?	Can you limit this sharing?

For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or reports to credit bureaus	Yes	No

For our marketing purposes— to offer our products and services to you	Yes	No

For joint marketing with other financial companies—	No	We don’t share

For our affiliates’ everyday business purposes— information about your transactions and experiences	No	We don’t share

For our affiliates’ everyday business purposes— information about your creditworthiness	No	We don’t share

For our affiliates to market to you—	No	We don’t share

For non-affiliates to market to you—	No	We don’t share

Questions? Call 800.330.7348

COHEN & STEERS REAL ASSETS FUND, INC.

Cohen & Steers Privacy Policy—(Continued)

Who we are

Who is providing this notice?	Cohen & Steers Capital Management, Inc., Cohen & Steers Asia Limited, Cohen & Steers Japan Limited, Cohen & Steers UK Limited, Cohen & Steers Ireland Limited, Cohen & Steers Securities, LLC, Cohen & Steers Private Funds and Cohen & Steers Open and Closed-End Funds (collectively, Cohen & Steers).

What we do

How does Cohen & Steers protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We restrict access to your information to those employees who need it to perform their jobs, and also require companies that provide services on our behalf to protect your information.

How does Cohen & Steers collect my personal information?

We collect your personal information, for example, when you:

• Open an account or buy securities from us

• Provide account information or give us your contact information

• Make deposits or withdrawals from your account

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

• sharing for affiliates’ everyday business purposes—information about your creditworthiness

• affiliates from using your information to market to you

• sharing for non-affiliates to market to you

State law and individual companies may give you additional rights to limit sharing.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with affiliates.

Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with non-affiliates.

Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. • Cohen & Steers does not jointly market.

COHEN & STEERS REAL ASSETS FUND, INC.

Cohen & Steers Open-End Mutual Funds

COHEN & STEERS REALTY SHARES

•	Designed for investors seeking total return, investing primarily in U.S. real estate securities

•	Symbols: CSJAX, CSJCX, CSJIX, CSRSX, CSJRX, CSJZX

COHEN & STEERS REAL ESTATE SECURITIES FUND

•	Designed for investors seeking total return, investing primarily in U.S. real estate securities

•	Symbols: CSEIX, CSCIX, CREFX, CSDIX, CIRRX, CSZIX

COHEN & STEERS INSTITUTIONAL REALTY SHARES

•	Designed for institutional investors seeking total return, investing primarily in U.S. real estate securities

•	Symbol: CSRIX

COHEN & STEERS GLOBAL REALTY SHARES

•	Designed for investors seeking total return, investing primarily in global real estate equity securities

•	Symbols: CSFAX, CSFCX, CSSPX, GRSRX, CSFZX

COHEN & STEERS INTERNATIONAL REALTY FUND

•	Designed for investors seeking total return, investing primarily in international (non-U.S.) real estate securities

•	Symbols: IRFAX, IRFCX, IRFIX, IRFRX, IRFZX

COHEN & STEERS REAL ASSETS FUND

•	Designed for investors seeking total return and the maximization of real returns during inflationary environments by investing primarily in real assets

•	Symbols: RAPAX, RAPCX, RAPIX, RAPRX, RAPZX

COHEN & STEERS

PREFERRED SECURITIES AND INCOME FUND

•	Designed for investors seeking total return (high current income and capital appreciation), investing primarily in preferred and debt securities issued by U.S. and non-U.S. companies

•	Symbols: CPXAX, CPXCX, CPXFX, CPXIX, CPRRX, CPXZX

COHEN & STEERS

LOW DURATION PREFERRED AND INCOME FUND

•	Designed for investors seeking high current income and capital preservation by investing in low-duration preferred and other income securities issued by U.S. and non-U.S. companies

•	Symbols: LPXAX, LPXCX, LPXFX, LPXIX, LPXRX, LPXZX

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND

•	Designed for investors seeking total return, investing primarily in midstream energy master limited partnership (MLP) units and related stocks

•	Symbols: MLOAX, MLOCX, MLOIX, MLORX, MLOZX

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND

•	Designed for investors seeking total return, investing primarily in global infrastructure securities

•	Symbols: CSUAX, CSUCX, CSUIX, CSURX, CSUZX

COHEN & STEERS ALTERNATIVE INCOME FUND

(FORMERLY COHEN & STEERS DIVIDEND VALUE FUND)

•	Designed for investors seeking high current income and capital appreciation, investing in equity, preferred and debt securities, focused on real assets and alternative income strategies

•	Symbols: DVFAX, DVFCX, DVFIX, DVFRX, DVFZX

Distributed by Cohen & Steers Securities, LLC.

Please consider the investment objectives, risks, charges and expenses of any Cohen & Steers U.S. registered open-end fund carefully before investing. A summary prospectus and prospectus containing this and other information can be obtained by calling 800-330-7348 or by visiting cohenandsteers.com. Please read the summary prospectus and prospectus carefully before investing.

COHEN & STEERS REAL ASSETS FUND, INC.

OFFICERS AND DIRECTORS

Robert H. Steers

Director and Chairman

Joseph M. Harvey

Director and Vice President

Michael G. Clark

Director

George Grossman

Director

Dean A. Junkans

Director

Gerald J. Maginnis

Director

Jane F. Magpiong

Director

Daphne L. Richards

Director

C. Edward Ward, Jr.

Director

Adam M. Derechin

President and Chief Executive Officer

James Giallanza

Chief Financial Officer

Dana A. DeVivo

Secretary and Chief Legal Officer

Albert Laskaj

Treasurer

Stephen Murphy

Chief Compliance Officer

and Vice President

Vincent L. Childers

Vice President

Jon Cheigh

Vice President

Nick Koutsoftas

Vice President

Benjamin Ross

Vice President

William F. Scapell

Vice President

Jason A. Yablon

Vice President

Yigal D. Jhirad

Vice President

KEY INFORMATION

Investment Advisor and Administrator

Cohen & Steers Capital Management, Inc.

280 Park Avenue

New York, NY 10017

(212) 832-3232

Co-administrator and Custodian

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Transfer Agent

DST Asset Manager Solutions, Inc.

P.O. Box 219953

Kansas City, MO 64121-9953

(800) 437-9912

Legal Counsel

Ropes & Gray LLP

1211 Avenue of the Americas

New York, NY 10036

Distributor

Cohen & Steers Securities, LLC

280 Park Avenue

New York, NY 10017

NASDAQ Symbol:	Class A—RAPAX
Class C—RAPCX
Class F—RAPFX*
Class I—RAPIX
Class R—RAPRX
Class Z—RAPZX

Website: cohenandsteers.com

This report is authorized for delivery only to shareholders of Cohen & Steers Real Assets Fund, Inc. unless accompanied or preceded by the delivery of a currently effective prospectus setting forth details of the Fund. Performance data quoted represent past performance. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell your shares.

*	Class F shares are currently not available for purchase.

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Cohen & Steers

Real Assets

Fund

Annual Report December 31, 2020

Beginning in 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website at www.cohenandsteers.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically anytime by contacting your financial intermediary or, if you are a direct investor, by signing up at www.cohenandsteers.com.

You may elect to receive all future reports in paper, free of charge, at any time. If you invest through a financial intermediary, you can contact your financial intermediary or, if you are a direct investor, you can call (800) 330-7348 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Funds held in your account if you invest through your financial intermediary or all Funds held within the fund complex if you invest directly with the Fund.

RAPAXAR

Item 2. Code of Ethics.

The registrant has adopted a code of ethics as defined in Item 2 of Form N-CSR that applies to its Principal Executive Officer and Principal Financial Officer (the “Code of Ethics”). The Code of Ethics was in effect during the reporting period. To the extent the registrant has made any substantive amendments to the Code of Ethics during the reporting period, such amendments are described in this report. The registrant has not granted any waiver, including an implicit waiver, from a provision of the Code of Ethics, as described in Form N-CSR, during the reporting period. A current copy of the Code of Ethics is available on the registrant’s website at https://www.cohenandsteers.com/assets/content/uploads/Code_of_Ethics_for_Principal_Executive_and_Principal_Financial_Officers_of_the_Funds.pdf. Upon request, a copy of the Code of Ethics can be obtained free of charge by calling 800-330-7348 or writing to the Secretary of the Registrant, 280 Park Avenue, 10th floor, New York, NY 10017.

Item 3. Audit Committee Financial Expert.

The registrant’s board has determined that Gerald J. Maginnis qualifies as an audit committee financial expert based on his years of experience in the public accounting profession. The registrant’s board has determined that Michael G. Clark qualifies as an audit committee financial expert based on his years of experience in the public accounting profession and the investment management and financial services industry. Each of Messrs. Clark and Maginnis are members of the board’s audit committee, and each is independent as such term is defined in Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years ended December 31, 2020 and December 31, 2019 for professional services rendered by the registrant’s principal accountant were as follows:

	2020	2019
Audit Fees	$56,390	$56,390
Audit-Related Fees	$0	$0
Tax Fees	$22,320	$22,320
All Other Fees	$0	$0

Tax fees were billed in connection with tax compliance services, including the preparation and review of federal and state tax returns.

(e)(1) The audit committee is required to pre-approve audit and non-audit services performed for the registrant by the principal accountant. The audit committee also is required to pre-approve non-audit services performed by the registrant’s principal accountant for the registrant’s investment advisor and any sub-advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the registrant’s investment advisor that provides ongoing services to the registrant, if the engagement for services relates directly to the operations and financial reporting of the registrant.

The audit committee may delegate pre-approval authority to one or more of its members who are independent members of the board of directors of the registrant. The member or members to whom such authority is delegated shall report any pre-approval decisions to the audit committee at its next scheduled meeting. The audit committee may not delegate its responsibility to pre-approve services to be performed by the registrant’s principal accountant to the investment advisor.

(e)(2) No services included in (b) – (d) above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) For the fiscal years ended December 31, 2020 and December 31, 2019, the aggregate fees billed by the registrant’s principal accountant for non-audit services rendered to the registrant and for non-audit services rendered to the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the registrant’s investment advisor that provides ongoing services to the registrant were:

	2020	2019
Registrant	$22,320	$22,320
Investment Advisor	$0	$0

(h) The registrant’s audit committee considered whether the provision of non-audit services that were rendered to the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the registrant’s investment advisor that provides ongoing services to the registrant that were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X was compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS REAL ASSETS FUND, INC.

By:	/s/ Adam M. Derechin
Name: Adam M. Derechin Title: Principal Executive Officer (President and Chief Executive Officer)

Date:	March 3, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Adam M. Derechin
Name: Adam M. Derechin Title: Principal Executive Officer (President and Chief Executive Officer)

By:	/s/ James Giallanza
Name: James Giallanza Title: Principal Financial Officer (Chief Financial Officer)

Date: March 3, 2021